JACKSON ADVISORSM VUL
(Formerly JNL Advisor VUL®)

INDIVIDUAL FLEXIBLE PREMIUM ADJUSTABLE VARIABLE UNIVERSAL LIFE INSURANCE
issued by
JACKSON NATIONAL LIFE INSURANCE COMPANY®
through
JACKSON NATIONAL SEPARATE ACCOUNT IV
1 Corporate Way
Lansing, Michigan 48951
•
Jackson® Life Service Center	IMG Service Center
P.O. Box 30502	P.O. Box 30386
Lansing, Michigan 48909-8002	Lansing, Michigan 48909-7886
1-800-766-4683	1-800-777-7779

Jackson National Life Insurance Company (Jackson®) is offering the individual flexible premium adjustable variable life insurance policy described in this prospectus.  The policy provides insurance coverage on the life of one Insured.  Please read this prospectus carefully before investing and keep it for future reference.  Consult your sales representative and tax adviser to be sure this policy is right for you.

We do not guarantee a minimum Accumulated Value on amounts allocated to the Investment Divisions and, therefore, the policy does not have a guaranteed minimum Accumulated Value.  The portion of your Accumulated Value in the Separate Account will vary depending on the investment performance of the Investment Divisions to which you allocate your premium.  You bear the entire investment risk on amounts allocated to the Investment Divisions.  The investment policies and risks of each Underlying Mutual Fund are described in the accompanying prospectuses for the JNL® Series Trust and JNL Variable Fund LLC and its Underlying Mutual Funds.  The Accumulated Value will also reflect premiums paid, amounts withdrawn, and cost of insurance and other charges.

Not all terms, conditions, benefits, programs, features, and investment options may be available or approved in every state.  Please understand that the policy terms will govern the way the policy works and all rights and obligations.

Individual flexible premium adjustable variable life insurance policies involve risks, including possible loss of principal.  They are not deposits of any bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

It may not be advantageous for you to purchase variable life insurance to replace your existing insurance coverage or to purchase additional variable life insurance if you already own a variable life insurance policy.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.  Jackson does not authorize any information or representations regarding the offering described in this prospectus other than as based in this prospectus.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Jackson is relying on SEC Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

The Date Of This Prospectus Is May 1, 2010

(This page intentionally left blank.)

TABLE OF CONTENTS

FEE TABLE	1
Transaction Fees	1
Periodic Charges	1
Optional Rider Charges	2
Charges Assessed Against the Underlying Mutual Funds	3
Individual Underlying Mutual Fund Company Annual Expenses	4
SUMMARY	7
Description of the Policy and Policy Benefits	7
Risks of the Policy	9
The Underlying Mutual Funds and Associated Risks	11
PURCHASE AND ALLOCATION	11
Purchasing a Policy	11
Premiums and Premium Limits	12
Planned Premium	12
Allocation of Premium	12
Accumulated Value	13
Accumulation Unit Value	13
Transfer of Accumulated Value	13
Restrictions on Transfers	14
Transfers Authorized by Telephone or the Internet	14
Dollar Cost Averaging	15
Rebalancing	15
THE SEPARATE ACCOUNT	16
The Underlying Mutual Funds	16
Voting Privileges	25
Additions, Deletions, and Substitutions of Securities	26
THE FIXED ACCOUNT	26
POLICY BENEFITS AND RIGHTS	27
Death Benefit	27
Death Benefit Options	27
Minimum Death Benefit	27
Changes in Death Benefit Option	28
Changes in Specified Death Benefit	29
Optional Insurance Benefits	29
Policy Loans	32
Surrenders	33
Partial Surrenders	33
Status of Policy at Attained Age 121	35
Termination and Grace Period	35
Reinstatement	35
Right to Examine the Policy	36
Postponement of Payment	36
CHARGES AND DEDUCTIONS	36
Premium Charges	36
Asset Based Risk Charge	36
Monthly Deduction	37
Cost of Insurance Charge	37
Monthly Policy Fee	38
Monthly Administrative Charge	38
Transfer Charge	38
Illustration Charge	38
Re-Underwriting Charge	38
Rider Charges	38
Additional Policy Charges	39
Underlying Mutual Fund Expenses	39
Advisory Service Fees	39
Special Provisions for Group or Sponsored Arrangements	39
Purpose and Amount of Charges	39
GENERAL POLICY PROVISIONS	39
Statements to Owners	39
Limit on Right to Contest	39
Suicide	40
Misstatement as to Age and Sex	40
Beneficiary	40
Assignment	40
Creditors' Claims	40
Dividends	40
Notice and Elections	40
Modification	40
Conversion	40
FEDERAL TAX CONSIDERATIONS	41
Taxation of Jackson and the Separate Account	41
Jackson Taxation	41
Tax Status of the Policy	41
Diversification Requirements	42
Owner Control	42
Tax Treatment of Life Insurance Death Benefit Proceeds	42
Tax Deferral During Accumulation Period	42
Distributions	42
Policies Which Are MECs	43
Policies Which Are Not MECs	43
Treatment Beyond Attained Age 121	44
Actions to Ensure Compliance with the Tax Law	44
Federal Income Tax Withholding	44
Tax Advice	44
DESCRIPTION OF JACKSON AND THE SEPARATE ACCOUNT	44
Jackson National Life Insurance Company	44
The Separate Account	44
Safekeeping of the Separate Account's Assets	44
State Regulation of Jackson	44
DISTRIBUTION OF POLICIES	45
LEGAL PROCEEDINGS	46
FINANCIAL STATEMENTS	46
PRIVACY POLICY	46
GLOSSARY OF TERMS	48
APPENDIX A	50
APPENDIX B	51
APPENDIX C	53
WHERE YOU CAN FIND MORE INFORMATION	58

Capitalized terms used in this prospectus are defined where first used or in the Glossary of Terms beginning on page 48 of this prospectus.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.  The first table (and footnotes) describes the fees and expenses that you pay at the time that you buy or surrender the policy or transfer cash value between investment options.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted 1
Premium Tax Charge	When premium is allocated	2.5% of each premium 2
Federal (DAC) Tax Charge	When premium is allocated	1.5% of each premium 3
Transfer Charge 4	Each transfer in excess of 15 in any Policy Year	$25 per transfer
Illustration Charge 5	Each in-force illustration in excess of one in any Policy Year	$25 per illustration
Re-Underwriting Fee	If a transaction under your policy requires underwriting approval after the Commencement Date	$25 per transaction
Partial Surrender Fee	When you make a partial surrender	$25 per partial surrender
Expedited Delivery Charge 6	When you request expedited delivery of surrender, partial surrender or loan proceeds	$20 for wire transfers $10 for overnight delivery $22.50 for Saturday delivery

1	The table shows the maximum guaranteed charges, except as otherwise indicated. See “Charges and Deductions” on page 36 for more information about these charges and our current charges.
2	For state and local taxes. We reserve the right to increase or decrease this charge due to any change in tax law or premium taxes we expect to pay.
3	Estimated federal income tax treatment of our deferred acquisition costs. We reserve the right to increase or decrease this charge due to any change in tax law.
4	There are no transfer charges on dollar cost averaging and automatic asset rebalancing.
5	This charge is not deducted from your Accumulated Value, but must be paid separately by you with each request for an in-force illustration in excess of one per Policy Year.
6
This charge reflects the expenses we expect to incur for providing expedited delivery of surrender, partial surrender or loan proceeds.  We may increase this charge upon prior notice to you to reflect any increase in the expenses we expect to incur for providing this service.

The second table (and footnotes) describes the fees and expenses that you will pay periodically during the time that you own the policy, not including the Underlying Mutual Fund fees and expenses.

PERIODIC CHARGES

Charge	When Charge is Deducted	Amount Deducted 7
Cost of Insurance Charge (per $1,000 Net Amount at Risk) 8	Monthly
Maximum and Minimum COI Charge:		Maximum: $83.33 per $1,000 Minimum: $0.015 per $1,000 ($0.06 per $1,000 for policies applied for before October 6, 2008)
COI Charge for a 45-year-old Male Preferred Nonsmoker		$0.1944 per $1,000 ($0.38 per $1,000 for policies applied for before October 6, 2008)
Policy Fee	Monthly	$10 per month during Policy Years 1-10 and $8 per month thereafter
Administrative Charge 9	Monthly
Maximum: $0.30
Minimum: $0.05
per month per $1,000 of initial Specified Death Benefit (or increase in Specified Death Benefit) for 15 years from the date of issue or increase, as applicable
$0.01 per month per $1,000 of initial Specified Death Benefit (or increase in Specified Death Benefit) thereafter

Administrative Charge for a 45 year old		$0.05 per month per $1,000 during Policy Years 1-15, and $0.01 per month per $1,000 thereafter
Asset Based Risk Charge 10	Daily	1.00% (on an annual basis) in all Years
Policy Loan Interest Rate 11	Annually (accrues daily)	4%
Tax Charge 12	Daily	• Currently: None

7	The table shows the maximum guaranteed charges, except as otherwise indicated. See “Charges and Deductions” on page 36 for more information about these charges and our current charges.
8
The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force.  A flat extra charge may apply, which would cover any additional risk with your policy.  We determine the cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rates shown in your policy.  Our current cost of insurance charges also vary depending on the Specified Death Benefit of the Policy.  For more information about the calculation of the cost of insurance charges, see “Cost of Insurance Charge” on page 37.
See “Cost of Insurance Charge” on page 37 for a description of how the Net Amount at Risk is determined
The cost of insurance charge amounts in the table above are the policy's minimum and maximum and for a representative Insured, and may not be representative of your cost of insurance charge.  For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

9	The administrative charge is based on your age on the Issue Date and your Specified Death Benefit, up to $2 million of Specified Death Benefit. During the first 15 Policy Years:

Issue Age	$ Per $1,000	Issue Age	$ Per $1,000
0-49	0.050	80-85	0.200
50-54	0.055	86	0.220
55-59	0.060	87	0.240
60-64	0.070	88	0.260
65-69	0.085	89	0.280
70-74	0.095	90	0.300
75-79	0.150

Thereafter, the administrative charge is $0.01 per $1,000 of your first $2 million of Specified Death Benefit, regardless of your age on the Issue Date.  The minimum and maximum administrative amounts are for a representative Owner and may not be representative of your policy's administrative charge.

• 10
This is the maximum guaranteed Asset Based Risk Charge.  The Asset Based Risk Charge, on the value of your Investment Divisions allocations, decreases over time, currently: 0.15% per annum through your tenth Policy Year.  There is no Asset Based Risk Charge in subsequent Policy years.  For information regarding our current charges, see “Asset Based Risk Charge” on page 36.  Policies applied for before October 6, 2008 referred to this charge as the mortality and expense risk charge.

• 11
A loan against your policy accrues interest daily at an annual simple interest rate of 4% during your first through fifth Policy Years and 3% thereafter.  To secure a loan's repayment, we require that a corresponding amount of Accumulated Value be transferred to the Loan Account.  On the Loan Account balance, we will credit interest that compounds daily at an annual effective interest rate of 3%.  (At the same time, however, you forgo the performance of the Investment Divisions and the amount of interest we credit to the Fixed Account while your loan remains outstanding.)

• 12
We currently do not deduct a separate charge against the Separate Account for income taxes.  In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.

Currently, we are offering the following optional riders.  The charges for the rider you select are deducted monthly from your Accumulated Value as part of the Monthly Deduction.  You may not be eligible for all optional Riders shown below.  The benefits provided under each rider are summarized in "Optional Insurance Benefits" beginning on page 29.

OPTIONAL RIDER CHARGES

Optional Benefit	When Charge is Deducted	Amount Deducted 13

Terminal Illness Benefit Rider 14	No Charge	None

Guaranteed Death Benefit (GDB) Rider 14	No Charge	None

Overloan Protection Benefit Rider 14	No Charge	None

Waiver of Monthly Deductions	Monthly	Maximum: $36.00 per $100 of Monthly Deduction Minimum: $3.00 per $100 of Monthly Deduction

Waiver of Specified Premium	Monthly	Maximum: $0.11 per $1 of Monthly Specified Premium Minimum: $0.03 per $1 of Monthly Specified Premium
Other Insured Term Insurance Rider (per $1,000 of Rider Coverage) 15 Maximum and Minimum COI Charge	Monthly	Maximum: $83.33 per $1,000 Minimum: $0.15 per $1,000 ($0.06 per $1,000 for policies applied for before October 6, 2008)
Initial COI Charge for a 45 year old Male Preferred Nonsmoker		$0.1944 per $1,000 ($0.38 per $1,000 for policies applied for before October 6, 2008)

Monthly Administrative Charge	Monthly	$0.07 per $1,000 of Death Benefit (charged only in year 1)
Protector Term Insurance Rider (No longer offered as of November 3, 2008) Maximum and Minimum Cost of Insurance Charge (per $1,000 of Rider Coverage) 15	Monthly	Maximum: $71.86 per $1,000 Minimum: $0.04 per $1,000
Cost of Insurance Charge for a 45 year old Male Preferred Nonsmoker (30 year term)15		$0.31 per $1,000

Child Insurance Rider	Monthly	$2.08 per $5,000 of coverage ($25 on an annual basis)

• 13	The table shows the maximum guaranteed charges, except as otherwise indicated. See “Charges and Deductions” on page 36 for more information about these charges and our current charges.
• 14	There is no additional cost for this rider, which is added automatically to a qualifying policy at the time of application (in states where available).
• 15
The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force.  We determine the current cost of insurance rates, but we guarantee that we will never charge you higher cost of insurance rates than the guaranteed rates shown in the your policy.  Our current cost of insurance charges also vary depending on the rider death benefit.  The cost of insurance charge amounts in the table above are the policy's minimum and maximum and for a representative Insured, and may not be representative of your cost of insurance charge.  For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

The following table describes Underlying Mutual Fund fees and expenses that you will pay periodically during the time that you own the policy.  The table shows the minimum and maximum fees and expenses charged by any of the Underlying Mutual Funds.  More detail concerning each Underlying Mutual Fund's fees and expenses is contained in the prospectus for each Underlying Mutual Fund.

CHARGES ASSESSED
AGAINST THE UNDERLYING MUTUAL FUNDS
•
	Maximum	Minimum
Total Annual Underlying Mutual Fund Operating Expenses 16 (expenses that are deducted from Underlying Mutual Fund assets, including management and administrative fees, 12b-1 service fees and other expenses)	2.21%	0.37%

• 16
The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2009 for the Underlying Mutual Funds in which the Separate Account invests.

The Underlying Mutual Funds' expenses are assessed at the Underlying Mutual Fund level and are not direct charges against the Investment Division or the Accumulated Value.  These expenses are taken into account in computing each Underlying Mutual Fund's per share net asset value, which in turn is used to compute the corresponding Investment Division's Accumulated Value.

Each Investment Division purchases shares of the corresponding Underlying Mutual Fund at net asset value.  The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Underlying Mutual Fund.  The advisory fees and other expenses are not fixed or specified under the terms of the policy and they may vary from year to year.  Each Investment Division invests in Class B shares of the underlying Underlying Mutual Fund.  For each Investment Division, the fees and expenses of the underlying Underlying Mutual Fund shown in this prospectus reflect the fees and expenses of the class of shares in which the Investment Division invests.

The figures in the following table show expense ratios for the individual Underlying Mutual Funds for the year ended December 31, 2009, except where otherwise noted.

Individual Underlying Mutual Fund Company Annual Expenses (as a percentage of average net assets) Fund Name	Management and Admin Fee A	Distribution and/or Service (12b-1) Fees	Other Expenses B	Acquired Fund Fees and Expenses C	Total Annual Underlying Mutual Fund Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Underlying Mutual Fund Expenses
JNL/American Funds® Blue Chip Income and Growth	1.28%D	0.00%	0.02%D	0.00%	1.30%D	0.45%E	0.85%D,E
JNL/American Funds Global Bond	1.41%D	0.00%	0.04%D	0.00%	1.45% D	0.55%E	0.90% D,E
JNL/American Funds Global Small Capitalization	1.62%D	0.00%	0.05%D	0.00%	1.67%D	0.60%E	1.07% D,E
JNL/American Funds Growth-Income	1.13%D	0.00%	0.02%D	0.00%	1.15%D	0.40%E	0.75% D,E
JNL/American Funds International	1.50%D	0.00%	0.05%D	0.00%	1.55%D	0.55%E	1.00% D,E
JNL/American Funds New World	1.97%D	0.00%	0.06%D	0.00%	2.03%D	0.80%E	1.23% D,E
JNL/Select Money Market	0.36%	0.00%	0.01%	0.00%	0.37%	0.00%	0.37%

Individual Underlying Mutual Fund Company Annual Expenses (as a percentage of average net assets) Fund Name	Management and Admin Fee A	Distribution and/or Service (12 b-1) Fees	Other Expenses B	Acquired Fund Fees and Expenses C	Total Annual Underlying Mutual Fund Expenses
JNL/AIM Global Real Estate	0.86%	0.00%	0.01%	0.01%	0.88%
JNL/AIM International Growth	0.82%	0.00%	0.02%	0.02%	0.86%
JNL/AIM Large Cap Growth	0.77%	0.00%	0.00%	0.01%	0.78%
JNL/AIM Small Cap Growth	0.95%	0.00%	0.01%	0.01%	0.97%
JNL/Capital Guardian Global Balanced	0.80%	0.00%	0.01%	0.01%	0.82%
JNL/Capital Guardian Global Diversified Research	0.88%	0.00%	0.01%	0.01%	0.90%
JNL/Capital Guardian U.S. Growth Equity	0.77%	0.00%	0.01%	0.01%	0.79%
JNL/Credit Suisse Commodity Securities	0.82%	0.00%	0.01%	0.02%	0.85%
JNL/Credit Suisse Long/Short	0.95%	0.00%	0.39%F	0.01%	1.35%
JNL/Eagle Core Equity	0.75%	0.00%	0.01%	0.03%	0.79%
JNL/Eagle SmallCap Equity	0.82%	0.00%	0.01%	0.00%	0.83%
JNL/Franklin Templeton Global Growth	0.89%	0.00%	0.01%	0.01%	0.91%
JNL/Franklin Templeton Income	0.79%	0.00%	0.01%	0.02%	0.82%
JNL/Franklin Templeton International Small Cap Growth	1.10%	0.00%	0.01%	0.04%	1.15%
JNL/Franklin Templeton Mutual Shares	0.85%	0.00%	0.06%F	0.02%	0.93%
JNL/Franklin Templeton Small Cap Value	0.95%	0.00%	0.01%	0.02%	0.98%
JNL/Goldman Sachs Core Plus Bond	0.69%	0.00%	0.01%	0.02%	0.72%
JNL/Goldman Sachs Emerging Markets Debt	0.90%	0.00%	0.01%	0.05%	0.96%
JNL/Goldman Sachs Mid Cap Value	0.83%	0.00%	0.00%	0.01%	0.84%
JNL/Ivy Asset Strategy	1.05%	0.00%	0.00%	0.04%	1.09%
JNL/JPMorgan International Value	0.82%	0.00%	0.01%	0.01%	0.84%
JNL/JPMorgan MidCap Growth	0.80%	0.00%	0.01%	0.01%	0.82%
JNL/JPMorgan U.S. Government & Quality Bond	0.52%	0.00%	0.01%	0.01%	0.54%
JNL/Lazard Emerging Markets	1.05%	0.00%	0.02%	0.02%	1.09%
JNL/Lazard Mid Cap Equity	0.82%	0.00%	0.01%	0.01%	0.84%
JNL/M&G Global Basics	1.00%	0.00%	0.01%	0.01%	1.02%
JNL/M&G Global Leaders	1.00%	0.00%	0.01%	0.01%	1.02%
JNL/Mellon Capital Management European 30	0.57%	0.00%	0.01%	0.01%	0.59%
JNL/Mellon Capital Management Pacific Rim 30	0.57%	0.00%	0.01%	0.01%	0.59%
JNL/Mellon Capital Management S&P 500 Index	0.38%	0.00%	0.02%	0.01%	0.41%
JNL/Mellon Capital Management S&P 400 MidCap Index	0.39%	0.00%	0.02%	0.00%	0.41%
JNL/Mellon Capital Management Small Cap Index	0.39%	0.00%	0.03%	0.00%	0.42%
JNL/Mellon Capital Management International Index	0.44%	0.00%	0.05%	0.00%	0.49%
JNL/Mellon Capital Management Bond Index	0.39%	0.00%	0.01%	0.01%	0.41%
JNL/Mellon Capital Management Global Alpha	1.15%	0.00%	0.00%	0.02%	1.17%
JNL/Oppenheimer Global Growth	0.85%	0.00%	0.01%	0.01%	0.87%
JNL/PAM Asia ex-Japan	1.05%	0.00%	0.02%	0.01%	1.08%
JNL/PAM China-India	1.10%	0.00%	0.03%	0.01%	1.14%
JNL/PIMCO Real Return	0.60%	0.00%	0.01%	0.00%	0.61%
JNL/PIMCO Total Return Bond	0.60%	0.00%	0.01%	0.00%	0.61%
JNL/PPM America High Yield Bond	0.57%	0.00%	0.01%	0.04%	0.62%
JNL/PPM America Mid Cap Value Fund	0.85%	0.00%	0.01%	0.01%	0.87%
JNL/PPM America Small Cap Value Fund	0.85%	0.00%	0.01%	0.00%	0.86%
JNL/PPM America Value Equity	0.65%	0.00%	0.01%	0.00%	0.66%
JNL/Red Rocks Listed Private Equity	1.00%	0.00%	0.00%	1.21%	2.21%
JNL/Select Balanced	0.57%	0.00%	0.01%	0.01%	0.59%
JNL/Select Value	0.62%	0.00%	0.00%	0.01%	0.63%
JNL/T. Rowe Price Established Growth	0.70%	0.00%	0.01%	0.00%	0.71%
JNL/T. Rowe Price Mid-Cap Growth	0.81%	0.00%	0.01%	0.00%	0.82%
JNL/T. Rowe Price Short-Term Bond	0.53%	0.00%	0.01%	0.05%	0.59%
JNL/T. Rowe Price Value	0.76%	0.00%	0.00%	0.01%	0.77%
JNL/S&P Competitive Advantage	0.50%	0.00%	0.02%	0.00%	0.52%
JNL/S&P Dividend Income & Growth	0.50%	0.00%	0.02%	0.00%	0.52%
JNL/S&P Intrinsic Value	0.50%	0.00%	0.02%	0.00%	0.52%
JNL/S&P Total Yield	0.50%	0.00%	0.02%	0.00%	0.52%
JNL/Mellon Capital Management Nasdaq® 25	0.48%	0.00%	0.04%	0.00%	0.52%
JNL/Mellon Capital Management Value Line® 30	0.44%	0.00%	0.16%	0.00%	0.60%
JNL/Mellon Capital Management DowSM Dividend	0.45%	0.00%	0.03%	0.00%	0.48%
JNL/Mellon Capital Management S&P® 24	0.48%	0.00%	0.02%	0.01%	0.51%
JNL/Mellon Capital Management 25	0.44%	0.00%	0.01%	0.00%	0.45%
JNL/Mellon Capital Management Select Small-Cap	0.45%	0.00%	0.00%	0.00%	0.45%
JNL/Mellon Capital Management JNL 5	0.42%	0.00%	0.02%	0.00%	0.44%
JNL/Mellon Capital Management VIP	0.45%	0.00%	0.04%	0.00%	0.49%
JNL/Mellon Capital Management JNL Optimized 5	0.44%	0.00%	0.06%	0.00%	0.50%
JNL/Mellon Capital Management S&P® SMid 60	0.47%	0.00%	0.02%	0.01%	0.50%
JNL/Mellon Capital Management NYSE® International 25	0.53%	0.00%	0.05%	0.00%	0.58%
JNL/Mellon Capital Management Communications Sector	0.49%	0.00%	0.03%	0.00%	0.52%
JNL/Mellon Capital Management Consumer Brands Sector	0.49%	0.00%	0.03%	0.00%	0.52%
JNL/Mellon Capital Management Financial Sector	0.47%	0.00%	0.03%	0.00%	0.50%
JNL/Mellon Capital Management Healthcare Sector	0.47%	0.00%	0.03%	0.00%	0.50%
JNL/Mellon Capital Management Oil & Gas Sector	0.44%	0.00%	0.03%	0.00%	0.47%
JNL/Mellon Capital Management Technology Sector	0.46%	0.00%	0.03%	0.00%	0.49%

A
Certain Funds pay Jackson National Asset Management, LLC, the Investment Adviser and Administrator, an administrative fee for certain services provided to each Fund.
The JNL/American Funds® Blue Chip Income and Growth Fund, JNL/American Funds Global Bond Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund, JNL/American Funds New World Fund, JNL/AIM Global Real Estate Fund, JNL/AIM International Growth Fund, JNL/Capital Guardian Global Diversified Research Fund, JNL/Capital Guardian Global Balanced Fund, JNL/Credit Suisse Commodity Securities Fund, JNL/Credit Suisse Long/Short Fund, JNL/Franklin Templeton Global Growth Fund, JNL/Franklin Templeton International Small Cap Growth Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Ivy Asset Strategy Fund, JNL/JPMorgan International Value Fund, JNL/Lazard Emerging Markets Fund, JNL/M&G Global Basics Fund, JNL/M&G Global Leaders Fund, JNL/Oppenheimer Global Growth Fund, JNL/PAM Asia Ex-Japan Fund, JNL/Red Rocks Listed Private Equity Fund, and all of the JNL/Mellon Capital Management Funds, except the JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management Bond Index Fund,  JNL/Mellon Capital Management NYSE International 25 Fund, JNL/Mellon Capital Management European 30 Fund, and JNL/Mellon Capital Management Pacific Rim 30 Fund, each pay an administrative fee of 0.15%.
The JNL/Mellon Capital Management NYSE® International 25 Fund, JNL/Mellon Capital Management European 30 Fund, JNL/Mellon Capital Management Pacific Rim 30 Fund, and JNL/PAM China-India Fund each pay an administrative fee of 0.20%.
All other Funds each pay an administrative fee of 0.10%.
The Management and Admin Fee and the Total Annual Underlying Mutual Fund Expenses columns in this table reflect the inclusion of the applicable administrative fee.

B
Other expenses include registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, certain professional fees, fees and expenses of the disinterested Trustees/Managers, independent legal counsel to the disinterested Trustees/Managers fees, and other operating expenses not otherwise covered by the administrative fee.

C
Acquired fund fees and expenses represent each Fund’s pro rata share of fees and expenses of investing in securities deemed “investment companies”, including money market funds used for purposes of investing available cash balances.

D
Fees and expenses at the Master Fund level for Class 1 shares of each respective Fund are as follows:
JNL/American Funds Blue Chip Income and Growth Fund: Management Fee: 0.43%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.01%; Total Annual Portfolio Operating Expenses: 0.44%.
JNL/American Funds Global Bond Fund: Management Fee: 0.56%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.03%; Total Annual Portfolio Operating Expenses: 0.59%.
JNL/American Funds Global Small Capitalization Fund: Management Fee: 0.72%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.76%.
JNL/American Funds Growth-Income Fund: Management Fee: 0.28%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.01%; Total Annual Portfolio Operating Expenses: 0.29%.
JNL/American Funds International Fund: Management Fee: 0.50%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.54%.
JNL/American Funds New World Fund: Management Fee: 0.77%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.05%; Total Annual Portfolio Operating Expenses: 0.82%.

E
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the investment advisory and management services. Current waivers are 0.45% for the JNL/American Funds Blue Chip Income and Growth Fund, 0.55% for the JNL/American Funds Global Bond Fund, 0.60% for the JNL/American Funds Global Small Capitalization Fund, 0.40% for the JNL/American Funds Growth-Income Fund, 0.55% for the JNL/American Funds International Fund, and 0.80% for the JNL/American Funds New World Fund.  This fee waiver will generally continue as long as the Fund is part of a master-feeder fund structure, but in any event, the fee waiver will continue for at least one year from the date of the current Prospectus (May 1, 2010), unless the Board of Trustees approves a change in or elimination of the waiver.  This fee waiver is subject to yearly review and approval by the Board of Trustees. The Management and Admin Fee and the Annual Operating Expense columns in this table reflect the inclusion of the contractual fee waivers.

F
Amount includes the costs associated with the Fund's short sales on equity securities.  When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the security sold short.  In addition, the Fund incurs fees in connection with the borrowing of securities related to short sale transactions.  For the period ended December 31, 2009, the total cost of short sales transactions to the JNL/Credit Suisse Long/Short Fund and JNL/Franklin Templeton Mutual Shares Fund was 0.37% and 0.05%, respectively.

Summary

Description of the Policy and Policy Benefits

1.   What is an Individual Flexible Premium Adjustable Variable Life Insurance Policy?

Your policy is designed to be flexible to meet your specific life insurance needs.  Your policy has a Death Benefit, Accumulated Value and other features of life insurance providing fixed benefits.  Your policy is a “flexible premium” policy because you have a great amount of flexibility in determining when and how much premium you want to pay.  Your policy is a “variable” policy because the Accumulated Value varies according to the investment performance of the Investment Divisions to which you have allocated your premiums.  The policy provides you with an opportunity to take advantage of any increase in your Accumulated Value but you also bear the risk of any decrease.

2.   What are the Premiums for this Policy?

You have considerable flexibility as to the timing and amount of your premiums.  You must pay an initial premium to place the policy in force.  Thereafter, you may pay additional premiums when and in such amounts as you choose, subject to certain restrictions.  See “Purchase and Allocation” on page 11 for further details.  However, your policy may lapse and terminate without value if you do not pay sufficient premiums to keep the policy in force. For more information, see “Can my Policy Lapse?” on page 9.

We will not accept any premium that would increase our Net Amount at Risk under your policy, unless you provide us with evidence of insurability satisfactory to us.  In addition, we will not accept any premium that would cause your policy to lose its status as a life insurance contract under the Internal Revenue Code of 1986, as amended (the “Code”), unless you also request an increase in the Specified Death Benefit that we approve.  We also will not accept any premium that would cause your policy to be deemed a “modified endowment contract” under the Code, without your written consent or acknowledgement.

3.   What is the Guaranteed Death Benefit (GDB) Rider?

The GDB Rider helps to keep your policy in force for the duration of the rider, if you meet its premium requirement, notwithstanding the Accumulated Value.  The premium requirement is met if, on each Monthly Anniversary, the total premiums paid, less Debt and less partial surrenders, are equal to or exceed the sum of the Qualifying Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary, or to the Insured's Attained Age 121, if earlier.  For policies with Day 1 Loans, “total premiums” include the actual premiums received plus the amount of the loan.  The GDB Rider automatically attaches to a policy that qualifies at the time of application, and the benefit lasts for the greater of 20 years or until the Insured turns age 65.  This rider is available only with Death Benefit Options A and B.  For more information about this rider, see “Guaranteed Death Benefit (GDB) Rider” on page 31.

4.  How is my Accumulated Value Determined?

Your Accumulated Value is the sum of the values of your interests in the Investment Divisions of the Separate Account, plus the values in the Fixed Account and Loan Account.  Your Accumulated Value depends on the investment performance of the Investment Divisions and the amount of interest we credit to the Fixed Account and Loan Account, as well as the Net Premiums paid, partial surrenders, and charges assessed.  We have summarized the charges imposed under the policy in “Fee Table” and described them in more detail in “Charges and Deductions” on page 36.  We do not guarantee a minimum Accumulated Value on amounts allocated to the Separate Account.  For more information about your Accumulated Value, see “Accumulated Value” on page 13.

5.   How are my Premiums Allocated?

Before your premiums are allocated to the Accumulated Value, we deduct a Premium Tax Charge, and a Federal (DAC) Tax Charge (collectively “Premium Charges”).  For more detail, see the Fee Table on page 1 and “Charges and Deductions” on page 36.  The amount remaining after the deduction of the Premium Charges is called the Net Premium.

When you apply for the policy, you must specify in your application how to allocate your Net Premiums on a percentage basis.  You may change your allocation instructions at any time by writing to us at the address on the first page of this prospectus.

We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date.  Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date.  The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.  Thus, for example, if the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date.  See “Right to Examine the Policy” on page 36 for more information about the Right to Examine Period.  For amounts allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate on amounts designated for the Fixed Account than on amounts designated for the Investment Divisions.  We do not credit any interest or earnings on premiums we receive before the Commencement Date.

After the Allocation Date, we generally allocate your Net Premiums to the Investment Divisions and the Fixed Account as of the date we receive your premiums at our Service Center.  However, we reserve the right to delay the allocation of any Net Premium that requires underwriting.  We allocate any subsequent Net Premium to the allocation options most recently elected by you and on file with us.  See “Allocation of Premium” on page 12 for more information about how your premiums are allocated.

6.   May I Transfer Accumulated Value Among the Investment Divisions and the Fixed Account?

You may transfer Accumulated Value among Investment Divisions and to the Fixed Account at any time, subject to certain restrictions.  Regarding the transfer restrictions, see “Transfer of Accumulated Value” and “Restrictions on Transfers” beginning on page 13.

In addition, you may use our automatic dollar cost averaging and rebalancing programs.  For additional information, please see “Dollar Cost Averaging” on page 15 and “Rebalancing” on page 15.

7.   What are the Death Benefit Options?

We will pay the Death Benefit Proceeds to the beneficiary upon the death of the Insured.  The policy provides for three Death Benefit options.  Under Option A, the Death Benefit is equal to the greater of the Specified Death Benefit and the Minimum Death Benefit.  Under Option B, the Death Benefit equals the greater of the Specified Death Benefit plus the Accumulated Value, and the Minimum Death Benefit.  Under Option C, the Death Benefit equals the greater of (a) the Specified Death Benefit plus the greater of (i) the cumulative amount of all premiums paid minus total partial surrenders and (ii) zero and (b) the Minimum Death Benefit.

Policies applied for from October 6, 2008 through November 2, 2008 may have elected an optional Protector Term Insurance Rider that provides additional coverage on the policy’s Insured.  The costs and terms of the coverage under this rider are significantly different than the coverage that is provided under the base policy.   If your policy has such a rider, please refer to “Protector Term Insurance Rider” on page 31 for further information.

You must choose one of the Death Benefit options when you apply for a policy.  You may change your policy's Death Benefit option while the Insured is alive, subject to our approval and certain restrictions.  We reserve the right to limit or refuse changes to the Death Benefit options.  For additional information, please see “Death Benefit Options” on page 27.

8.   How is the Death Benefit Paid?

If the Insured dies while the policy is in force, we pay the Death Benefit Proceeds to your beneficiary.  The Death Benefit Proceeds equal the Death Benefit (based on the Death Benefit option then in effect), plus any additional rider benefits payable upon the Insured's death, less any amounts you owe us (including any outstanding Debt and unpaid policy charges).  We determine the amount of the Death Benefit Proceeds as of the end of the Valuation Period during which we receive due proof of death.  We usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.  Until due proof of death is received, any amount in the Separate Account will be subject to investment risk.  For additional information, please see “Death Benefit” on page 27.

9.   Can I Increase or Decrease my Policy's Specified Death Benefit?

Yes, you have considerable flexibility to increase or decrease your policy's Specified Death Benefit.  Your Specified Death Benefit can remain level for the life of your policy or change on Policy Anniversaries, subject to certain limitations.  After your first Policy Year, you may request to change your Specified Death Benefit.  You are permitted only one change per Policy Year.  Your written request must be for at least $10,000.  If you request an increase, you must provide evidence of insurability satisfactory to us.  An increase in the Specified Death Benefit increases the charges deducted from your Accumulated Value.  You may not decrease any Specified Death Benefit below the minimum Specified Death Benefit shown in your policy.  The minimum is $100,000 for all policies.  We reserve the right to limit or refuse changes in the Specified Death Benefit.  For more detail, including the conditions and limitations, see “Changes in Specified Death Benefit” on page 29.  In addition, modifying your policy's Specified Death Benefit might have tax ramifications.  For additional information, please see “Federal Tax Considerations” on page 41.

10.   Do I have Access to the Value of my Policy?

Yes.  You may surrender your policy at any time for the Cash Surrender Value.  If you request a full surrender between the expiration of the Right to Examine Period and the Allocation Date, we will refund the premium less any partial surrenders or policy loans, if that amount is greater than the Cash Surrender Value.

We also currently permit you to take up to twelve partial surrenders per Policy Year (six partial surrenders per Policy Year in Maryland), after the first Policy Year.  The total partial surrender amount deducted from your Accumulated Value will consist of the amount payable to you, a flat fee of $25 and taxes.  The total partial surrender amount must be at least $500.  Other restrictions may apply.  For more information, see “What are the Limitations on Partial Surrender?” on page 10 and “Partial Surrenders” on page 33.  A full or partial surrender may have tax consequences.  For more information, see “Federal Tax Considerations” beginning on page 41.

11.   May I Take out a Policy Loan?

Yes, you may borrow money from us using the policy as the only security for your loan, subject to limitations.  To secure a loan's repayment, we automatically transfer a corresponding amount of Accumulated Value to the Loan Account.  Day 1 Loans are also available.  For more information, see “Policy Loans” on page 32.  Policy loans may have tax consequences if your policy is deemed to be a “modified endowment contract” for federal income tax purposes.  For more information, see “Policies Which Are MECs” on page 43.

12.   Can I Cancel my Policy?

In most states, you may cancel your policy by returning it to us within ten days after you receive it.  The Right to Examine Period may be longer (i) in some states, (ii) if you acquire your policy as a replacement for another insurance policy, or (iii) if you are a senior citizen.  If you return your policy during the Right to Examine Period, the policy terminates and we will refund your premium, less any partial surrender and any policy loans.  In some states, however, we will return the Accumulated Value plus fees and charges.  For more information, see “Right to Examine the Policy,” on page 36.  In some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the right to examine the policy period, unless we are specifically directed to allocate the premiums to the Investment Divisions.  If the policy’s Cash Surrender Value is higher than the amount otherwise described in this paragraph as being payable upon return of the policy pursuant to the right to examine, we will pay that higher amount instead.

Risks of the Policy

1.   Is my Accumulated Value Guaranteed?

Your Accumulated Value is not guaranteed.  (However, the payment of the Death Benefit may be guaranteed under the GDB Rider, assuming that you meet certain conditions.)  The value of your policy fluctuates with the performance of the allocation options you choose.  Your allocation options may not perform to your expectations.  Your Accumulated Values in the Investment Divisions may rise or fall depending on the performance of the Underlying Mutual Funds in which the Investment Divisions invest and the charges under your policy.  For more detail, please see “The Underlying Mutual Funds and Associated Risks” on page 11 and “The Separate Account” on page 16.  In addition, a guarantee with respect to interest rate applies only to the Fixed Account allocation option.

2.   Is this Policy Suitable for Short-Term Savings?

The policy is designed for long term financial planning.  Accordingly, you should not purchase the policy if you may need to access the Accumulated Value within a short time.  Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.

3.   Can my Policy Lapse?

Your policy could lapse and terminate without value if the Net Accumulated Value becomes too low to support the policy's monthly charges, unless the GDB Rider is in effect.  If your Accumulated Value is too low to keep your policy in force you will have at least a 61-day Grace Period to pay additional amounts to prevent your policy from terminating.  We will notify you in writing.  See “Termination and Grace Period” on page 35.  If you have any outstanding Debt when your policy lapses, you may have taxable income as a result.  See “Federal Tax Considerations” on page 41.  Poor investment performance may cause your policy to lapse.  Policy loans or partial surrenders also increase the risk that your policy may lapse because they have the effect of reducing the Net Accumulated Value.

4.   Are There Risks Involved with Specialized Uses of the Policy?

Because the policy provides for an accumulation of Accumulated Values as well as a Death Benefit, you may wish to use it for various individual and business planning purposes.  Purchasing the policy in part for such purposes may involve certain risks.  For example, if the investment performance of the Investment Divisions is poorer than expected or if sufficient premiums are not paid, the policy may lapse or may not accumulate sufficient Accumulated Value to fund the purpose for which you purchased the policy.  Partial surrenders and policy loans may significantly affect current and future Accumulated Values, the Net Accumulated Value or Death Benefit Proceeds.  The policy is designed to provide benefits on a long-term basis.  Before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.  In addition, using a policy for a specialized purpose may have tax consequences.  See “Federal Tax Considerations” on page 41.

5.   What are the Limitations on Partial Surrender?

You may not take a partial surrender in the first Policy Year.  After the first Policy Year, you may take no more than twelve partial surrenders per Policy Year (six partial surrenders per Policy Year in Maryland).  We reserve the right to increase or decrease the number of partial surrenders you may take in a Policy Year.  The minimum total partial surrender amount is $500, including a $25 partial surrender fee and any applicable taxes.  A partial surrender will reduce your Net Accumulated Value and may reduce your Specified Death Benefit.  We will not permit a partial surrender that would reduce the Net Accumulated Value to an amount less than or equal to the amount needed for the next three Monthly Deductions or if it would reduce the Specified Death Benefit below the minimum Specified Death Benefit shown in your policy.  If your partial surrender request would reduce your Net Accumulated Value below that limit, we will either reject the request or allow you to surrender your policy, thereby ending your coverage.  Please note that partial surrenders reduce your policy's Death Benefit.  See “Partial Surrenders” on page 33.  In addition, partial surrenders may have tax consequences.  See “Federal Tax Considerations” on page 41.

6.   What are the Limitations on Transfer?

Each transfer in excess of 15 in a Policy Year will incur a transfer charge of $25, excluding Allocation Date transfers and transfers due to dollar cost averaging or rebalancing programs.  We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.  See “Transfer of Accumulated Value” and “Restrictions on Transfers” beginning on page 13.

7.   What are the Limitations or Charges on Surrender of the Policy?

You may surrender your policy at any time without charge, subject to any outstanding Debt.  Surrendering your policy may have tax consequences.  See “Federal Tax Considerations” on page 41.

8.   What are the Risks of Taking a Policy Loan?

Taking a loan from your policy may increase the risk that your policy will lapse.  The loan will have a permanent effect on your Accumulated Value and will reduce the Death Benefit Proceeds.  In addition, if your policy is a modified endowment contract for federal income tax purposes, taking a policy loan may have tax consequences.  See “Policies Which Are MECs” on page 43.

9.   What are the Tax Consequences of Buying this Policy?

Your policy is structured to meet the definition of a life insurance contract under the Code.  We may need to limit the amount of premiums you pay under the policy to ensure that your policy continues to meet that definition.  We will not accept any premium that would cause your policy not to qualify as a life insurance contract under the Code.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy.  In addition, you generally are not subject to taxation on any increase in the Accumulated Value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial surrenders only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or partial surrender in excess of premiums paid are treated as ordinary income.  The benefits under a policy may also be subject to taxes other than income taxes, including estate taxes.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a “modified endowment contract.”  Depending on the amount and timing of your premiums, your policy may meet that definition.  Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  Partial surrenders and policy loans, however, are treated differently.  For more information on the tax treatment of the policy, see “Federal Tax Considerations” on page 41.

The Underlying Mutual Funds and Associated Risks

1.   What is an Underlying Mutual Fund?

Each of the Investment Divisions invests in shares of one of the Underlying Mutual Funds.  Each Underlying Mutual Fund is a separate investment series of an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).  Each Underlying Mutual Fund holds its assets separate from the assets of the other Underlying Mutual Funds, and each Underlying Mutual Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Underlying Mutual Funds.  Each Underlying Mutual Fund operates as a separate investment fund, and the income, gains and losses of one Underlying Mutual Fund generally have no effect on the investment performance of any other.  The Underlying Mutual Funds in which the Investment Divisions currently invest are set forth in this prospectus.  Some of the Investment Divisions described in this prospectus may not be available under your policy.  For more information about the Underlying Mutual Funds, please see “The Underlying Mutual Funds” on page 16.

2.   What are the Risks of the Underlying Mutual Funds?

We do not promise that the Underlying Mutual Funds will meet their investment objectives.  Amounts you have allocated to the Investment Divisions may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Underlying Mutual Funds in which those Investment Divisions invest.  You bear the investment risk that those Underlying Mutual Funds possibly will not meet their investment objectives.  A description of each Underlying Mutual Fund's investment policies and a comprehensive statement of each Underlying Mutual Fund's risks may be found in its prospectus.  For additional information, please see “The Underlying Mutual Funds” on page 16.

3.   How can I Learn More about the Underlying Mutual Funds?

You should read the Underlying Mutual Funds' current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks before making an allocation or transfer.

PURCHASE AND ALLOCATION

Purchasing a Policy.  You may apply to purchase a policy by submitting a written application to us through an authorized sales representative.  We will not issue a policy to insure people who are older than age 90.  The minimum Specified Death Benefit is $100,000.  Before we issue a policy, we require you to submit evidence of insurability satisfactory to us.  Acceptance of your application is subject to our underwriting rules.  We reserve the right to reject your application for any reason.  Your policy may differ from the general description in this prospectus because we need to comply with differences in applicable state law.  Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the policy, as appropriate.

In general, we will issue your policy when we have determined that your application meets our underwriting requirements.  We apply our customary underwriting standards to the proposed Insured.  If on the Issue Date there are outstanding requirements that prevent us from placing your policy in force, coverage under your policy will not commence until all requirements are met.  An example of an outstanding requirement is an amendment to your policy that requires your signature.  We commence coverage of the Insured under the policy on the Policy Date, which generally is the later of (i) the Issue Date, (ii) the date on which we receive your first premium or (iii) the date that all requirements have been met or a date mutually agreed upon by us and the Owner.  We will permit you to backdate the Policy Date of your policy up to six months before the Issue Date to save age.  Backdating to save age can be advantageous because age is an individual characteristic that causes the cost of insurance charge to vary.  You may be able to reduce the amount of your cost of insurance charge in backdating the Policy Date.  At the same time, however, this increases the number of times the cost of insurance charge will have been deducted since the backdated Policy Date, which will reduce the value of your initial allocations.  You should consult your sales representative for more information as to whether backdating to save age would be appropriate for you.  The Policy Date determines Monthly Deduction days, Policy Months and Policy Years.  If your Monthly Anniversary date is not a business day, the Monthly Deduction will occur on the next business day and will have an effective date equal to the Monthly Anniversary date.

If you pay a premium with your application, and your initial requested Specified Death Benefit is less than $500,000, we will offer the Insured temporary conditional insurance coverage during the underwriting process, subject to conditions.  Some of the conditions include the following:  all answers in materials submitted must be true, complete and accurate and you must never have been treated for, diagnosed with, or tested positive for a number of conditions.  This temporary conditional insurance coverage is limited to $500,000 (less in some states, for example $25,000 in Kansas) or the initial Specified Death Benefit applied for, whichever is less.

If we approve your application, we will begin to deduct policy charges as of the Policy Date.  If we reject your application, we will not issue you a policy.  We will return any premium you have paid, adding interest if, as, and at the rate, required in your state.  We will not subtract any policy charges from the amount we refund to you.

Premiums and Premium Limits.  To place your policy in force, you generally must pay an initial premium.  As described in “Planned Premium” below, we will send a notice prior to the planned premium date if you tell us that you plan to pay quarterly, semi-annually or annually.  You may also pay premiums monthly or quarterly, including your initial premium, through EFT (Electronic Fund Transfers).

In general you may pay additional premium at any time, and in any amount, as long as your premium would not cause your policy to lose its life insurance status under the Code, as explained in “Federal Tax Considerations” beginning on page 41.  Premiums must be sent to us at the address on the first page.  Unless you request otherwise in writing, while your policy has an outstanding loan, we treat all payments received as new premium, except those received after interest is billed and before the Policy Anniversary.  We may require satisfactory evidence of insurability before accepting any premiums that would increase the Net Amount at Risk.  We reserve the right to refuse any premium payment less than $25 or limit the amount of premium payments.

Your policy is subject to premium payment maximums if you do not want your policy to become a “modified endowment contract” (MEC) under the Code as explained in “Federal Tax Considerations.”  Your Policy may also be subject to premium payment maximums depending on the tax test you choose to be sure your policy satisfies the definition of a life insurance contract under the Code.  You may choose either the Guideline Premium and Cash Value Corridor Test or the Cash Value Accumulation Test as your irrevocable tax test.  The Cash Value Accumulation test does not impose a premium limitation.  The Guideline Premium and Cash Value Corridor Test does not allow cumulative premium payments in excess of the Guideline Premium limitation.  For more information, see “Death Benefit Options” on page 27 and “Federal Tax Considerations” on page 41.

We will monitor your premium payments and other policy transactions and notify you of potential adverse tax consequences.  Any premium we receive more than 15 days prior to a Policy Anniversary in excess of your policy's maximums will be automatically returned to you.  With your consent, we will hold any premium payment in excess of your policy's maximum received less than 15 days prior to a Policy Anniversary.  We will not credit interest on a held premium payment, which will be deemed paid into your Policy on the next Policy Anniversary for all calculations under the Policy.  If the held premium is in excess of your policy's maximums on the next Policy Anniversary, the excess will be returned to you.  Alternatively, you could request to increase your Specified Death Benefit (or, for policies applied for before October 6, 2008, the Schedule of Specified Death Benefits), subject to evidence of insurability.

Planned Premium.  In your policy application, you will be asked to establish a schedule of “planned premium” payments by specifying the amount and frequency of such payments.  You are not required to pay any planned premium.  We will send you reminder notices prior to each planned payment date (except for those payments made in accordance with an EFT payment plan), which may be quarterly, semi-annually or annually, as specified by you.  We reserve the right to stop sending such notices if no planned premiums are paid within any two consecutive Policy Years.  You may change the amount or frequency of your planned premiums at any time by writing to us, subject to our consent.

Paying planned premiums does not guarantee that your policy will remain in force, even if you pay all planned premiums as scheduled.  If the value of your policy is not sufficient to keep your Policy in force, you may need to change your planned payment schedule or make additional payments in order to keep your Policy in force, but paying planned premiums generally provides greater benefits than paying a lower amount of premium.  And paying planned premiums also can help to keep your policy in force if your planned premium payments are at least as great as the Qualifying Monthly Premium Amount necessary to keep the GDB benefit in force.  See “Guaranteed Death Benefit (GDB) Rider” on page 31.

Allocation of Premium.  Your Net Premiums are allocated to the Investment Divisions and the Fixed Account in the proportions that you have selected.  We deduct the Premium Charges from your premium before allocation.

You must specify your allocation percentages in your application.  Percentages must be in whole numbers and the total allocation must equal 100%.  The minimum allocation percentage per allocation option is 1%.  We will allocate any additional premiums according to those percentages until you give us new allocation instructions.  You may add or delete Investment Divisions and/or the Fixed Account from your allocation instructions.

We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date.  (We will hold in our general account all premium payments made before the Commencement Date.)  The Commencement Date is the date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement.  If outstanding requirements prevent us from placing your policy in force, the Commencement Date is postponed and your Net Premiums are not allocated until you satisfy the requirements. We do not credit any interest or earnings on premiums we receive before the Commencement Date.

Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date.  Any additional Net Premium we receive before the Allocation Date will also be allocated to the Fixed Account until the Allocation Date.  The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.  In most cases, the Right to Examine Period is 10 days, but is longer in some cases.  See “Right to Examine the Policy” on page 36 for more information about the Right to Examine Period.  Thus, for example, if the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date. On the Allocation Date, we will transfer any amounts designated for the Investment Divisions (plus any interest credited thereto while held in the Fixed Account) to the applicable Investment Divisions.  On Net Premiums allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate, which will not be lower than 3%, on the portion designated to remain in the Fixed Account than on the portion designated for the Investment Divisions.  Transfers on the Allocation Date will not count against the free transfer limit under your policy.

After the Allocation Date, we will generally allocate your additional Net Premium to the Investment Divisions and the Fixed Account as of the date your premium is received at our Service Center.  If an additional premium would result in an increase in the Net Amount at Risk and thus requires underwriting, we may delay allocation until we have completed underwriting.  At that time, we will follow the allocation instructions in our file unless you send us new allocation instructions with your payment.

Accumulated Value.  Your Accumulated Value is the sum of the value of your interests in the Separate Account, the Fixed Account, and the Loan Account.  Your Accumulated Value may increase or decrease daily to reflect the performance of the Investment Divisions you have chosen, the addition of interest credited to the Fixed Account and the Loan Account, the addition of Net Premium, and the subtraction of any partial surrenders.  Your Accumulated Value is also subject to charges and deductions.  See “Charges and Deductions” on page 36.  There is no minimum guaranteed Accumulated Value.

Valuations for initial premiums and subsequent premiums requiring underwriting are made on the date your Net Premium is allocated to the Investment Divisions and the Fixed Account, as described in “Allocation of Premiums” above.  We will make all other valuations in connection with the policy on the day the premium or your transaction request is received at our Service Center, if that day is a Valuation Day.  Otherwise, we make that determination on the next succeeding day that is a Valuation Day.

Accumulation Unit Value.  We measure your Accumulated Value in the Separate Account by determining the value of the Accumulation Units that we credit to your policy.  When you invest in an Investment Division, we credit your policy with Accumulation Units in that Investment Division.  The number of Accumulation Units we credit equals the amount invested in the Investment Division divided by the value of the Investment Division's Accumulation Units on the Valuation Day that the allocation is made.  The number of Accumulation Units we credit increases when premium is allocated to the Investment Division and amounts are transferred to the Investment Division, and loan repayments are transferred from the Loan Account to the Investment Divisions.  The number decreases when certain charges are deducted from the Investment Division (for example, the cost of insurance charge, policy fee, administrative charge, and partial surrender fee), a loan is taken from the Investment Division, a transfer is made to another allocation option, or a partial surrender is made.  However, these adjustments do not affect the value of an Accumulation Unit.

The value of an Accumulation Unit for each Investment Division varies to reflect the investment experience of the corresponding Underlying Mutual Fund and the deduction of certain charges and expenses.  We set the value of an Accumulation Unit at $10 when each Investment Division is established.  Thereafter, on each Valuation Day, we determine the value of an Accumulation Unit for each of the Investment Divisions as follows:

(1)	Determine the total value of assets in the Investment Division;
(2)	Subtract from that amount the applicable Asset Based Risk Charge and the tax charge (if any); and
(3)	Divide the result by the number of outstanding Accumulation Units.

You should refer to the prospectuses for the Underlying Mutual Funds for a description of how the assets of each Underlying Mutual Fund are valued since that determination directly affects the investment experience of the corresponding Investment Division and, therefore, your Accumulated Value.

Transfer of Accumulated Value.  You may request a transfer of Accumulated Value between and among the Investment Divisions and the Fixed Account in writing, by telephone, or via the Internet after the Allocation Date.  You may transfer all or a portion of your value from one Investment Division to another Investment Division or to the Fixed Account.  You may make one transfer from the Fixed Account to the Investment Divisions each Policy Year.  This amount transferred from the Fixed Account may not exceed the greatest of $1,000 (or the Fixed Account value, if less), the amount transferred out of the Fixed Account in the prior year, or 25% of your value in the Fixed Account.

As a general rule, we will only make transfers on Valuation Days.  If we receive your request in Good Order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Day, we generally make the transfer that day.  Otherwise, we will make the transfer on the next day that is a Valuation Day.  We process transfers at the price next computed after we receive your transfer request.  We will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Restrictions on Transfers.  The policy is not designed for frequent transfers by anyone.  Frequent transfers between and among Investment Divisions may disrupt the underlying Underlying Mutual Fund and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Underlying Mutual Fund.  Neither the policies nor the underlying Underlying Mutual Funds are meant to promote any active trading strategy, like market timing.  Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the policy.  To protect Owners and the underlying Underlying Mutual Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Policy Year, and no round trip transfers are allowed within 15 calendar days.  Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

•	limiting the number of transfers over a period of time;
•	requiring a minimum time period between each transfer;
•	limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or
•	limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request, and to restrict you from making transfers on consecutive business days.  In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the policy for disruptive activity based on frequency, pattern and size.  We will more closely monitor policies with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary.  If we terminate your ability to make transfers, you may need to make a partial surrender to access the Accumulated Value in the Investment Division(s) from which you sought a transfer.  We will notify you and your representative in writing within five days of placing the policy on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption.  We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Fixed Account, Dollar Cost Averaging or the Automatic Rebalancing program.  We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship.  These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application.  Please contact the Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures.  We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the policy.  We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every policy engaging in frequent transfers every time.  If these policies and procedures are ineffective, the adverse consequences described above could occur.  We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

Transfers Authorized by Telephone or the Internet.  You can request certain transactions by telephone or at www.jackson.com, our Internet website, subject to our right to terminate electronic or telephone transfer privileges, as described above.  Our Customer Service representatives are available during business hours to provide you with information about your account.  We require that you provide proper identification before performing transactions over the telephone or through our Internet website.  For Internet transactions, this will include a Personal Identification Number (PIN).  You may establish or change your PIN at www.jackson.com.

You may make transfers by telephone or through the Internet.  Any authorization you provide to us in the application, at our website, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary.  To notify us, please call us at the Service Center number listed on the first page.

When authorizing a transfer, you must complete your transfer request by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you.  If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day.  Otherwise the instructions will be carried out the next business day.  We will retain records of all web-based transactions by confirmation number.  If you do not receive an electronic acknowledgement, you should telephone our Service Center immediately.

Telephone or Internet transfer requests may currently only be cancelled by calling the Service Center before the close of the New York Stock Exchange on the day the transaction will be processed.  Our procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine.  Our procedures include requesting identifying information and tape-recording telephone communications and other specific details.  We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize.  However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Service Center before the New York Stock Exchange closes.  Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.  We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times.  We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or this telephonic and electronic transaction privilege.  Elections of any optional benefit or program must be in writing and will be effective on the next Monthly Anniversary upon receipt of the request in good order.  Some optional benefits may require underwriting and will be effective on the next Monthly Anniversary following underwriting approval.

Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owner, designate by the Owner ceases, and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

Dollar Cost Averaging.  Under our dollar cost averaging program, you may authorize periodic transfers of a fixed dollar amount between or among the Investment Divisions and the Fixed Account.  The minimum transfer amount of the dollar cost averaging program is $100, and transfers may occur monthly, quarterly, semi-annually, or annually.  The minimum initial balance of your allocation option from which transfers will be made is $5,000.

The theory of dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment.  In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates.  However, participation in this program does not assure you of a greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market.  Moreover, while we refer to this program of periodic transfers generally as dollar cost averaging, periodic transfers from an Investment Division with more volatile performance experience is unlikely to produce the desired effects of dollar cost averaging as would transfers from a less volatile Investment Division.

Your request to participate in this program will be effective when we receive your completed request form at our Service Center.  Call or write us for a copy of the request form and additional information concerning the program.  We may change, terminate, limit, or suspend dollar cost averaging at any time.

Rebalancing.  Rebalancing allows you to readjust the percentage of your Accumulated Value allocated to each Investment Division to maintain a pre-set level of investment in various market segments.  Over time, the variations in each Investment Division's investment results will shift the balance of your Accumulated Value allocations.  Under the rebalancing program, we automatically transfer your Accumulated Value, back to the percentages you specify in accordance with procedures and requirements that we establish.  Restrictions on transfers from the Fixed Account will not apply to rebalancing.

You may request rebalancing when you apply for your policy or by submitting a completed Written Request to us at our Service Center.  Please call or write us for a copy of the request form and additional information concerning rebalancing.

Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulated Value allocated to the better performing segments.  Other investment programs, such as the dollar cost averaging program, may not work in concert with rebalancing.  Therefore, you should monitor your use of these programs, as well as other transfers or partial surrenders, while rebalancing is being used.  We may change, terminate, limit, or suspend rebalancing at any time.

THE SEPARATE ACCOUNT

The Underlying Mutual Funds.  The Separate Account is divided into Investment Divisions.  Each Investment Division invests in shares of one of the Underlying Mutual Funds.  Each Underlying Mutual Fund is a separate investment series of JNL® Series Trust or JNL Variable Fund LLC, each an open-end management investment company registered under the 1940 Act.  We briefly describe the Underlying Mutual Funds below.  You should read the current prospectuses for the Underlying Mutual Funds for more detailed and complete information concerning the Underlying Mutual Funds, their investment objectives and strategies, and the investment risks associated with the Underlying Mutual Funds.  If you do not have a prospectus for a Underlying Mutual Fund, contact us and we will send you a copy.

Each Underlying Mutual Fund holds its assets separately from the assets of the other Underlying Mutual Funds, and each Underlying Mutual Fund has its own distinct investment objective and policies.  Each Underlying Mutual Fund operates as a separate investment fund and the income, gains, and losses of one Underlying Mutual Fund generally have no effect on the investment performance of any other Underlying Mutual Fund.

Underscored are the Underlying Mutual Funds that are newly available or recently underwent name changes, as may be explained in the accompanying parenthetical.  The Underlying Mutual Funds are not the same mutual funds that you would buy through your stockbroker or a retail mutual fund.  The prospectuses for the Underlying Mutual Funds are attached to this prospectus.

In addition, the JNL/PPM America Core Equity Fund was previously offered as a Fund under this Contract.  However, effective September 28, 2009, this Fund was merged with the JNL/Mellon Capital Management S&P 500 Index Fund, as outlined below:

Currently Offered Fund	Previously Offered Fund
JNL/Mellon Capital Management S&P 500 Index Fund	JNL/PPM America Core Equity Fund

JNL Series Trust

JNL/American Funds® Blue Chip Income and Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks both income and capital appreciation through exclusive investment in the Class 1 shares of the Blue Chip Income and Growth Fund (“Master Blue Chip Income and Growth Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Fund invests primarily in dividend-paying common stocks of larger, more established companies based in the United States with market capitalizations of $4 billion and above. The Master Fund also will ordinarily invest at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade. The Master Fund may invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States.

JNL/American Funds Global Bond Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks a high level of total return through exclusive investment in the Class 1 shares of the Global Bond Fund (“Master Global Bond Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Fund is designed for investors seeking returns through a portfolio of debt securities issued by companies based around the world. The Master Fund seeks to provide, over the long term, with as high a level of total return as is consistent with prudent management, by investing at least 80% of its assets in investment-grade bonds issued by companies based around the world and denominated in various currencies, including U.S. dollars. The Master Fund may also invest in lower quality, higher yielding debt securities.  Such securities are sometimes referred to as “junk bonds.” The total return of the Master Fund will be the result of interest income, changes in the market value of the Master Fund’s investments and changes in the value of other currencies relative to the U.S. dollar.

JNL/American Funds Global Small Capitalization Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks growth of capital over time through exclusive investment in the Class 1 shares of the Global Small Capitalization Fund (“Master Global Small Capitalization Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Global Small Capitalization Fund invests at least 80% of its net assets in stocks of smaller companies located around the world. The Master Global Small Capitalization Fund is designed for investors seeking capital appreciation through stocks. Investors in the Master Global Capitalization Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds Growth-Income Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks capital appreciation and income through exclusive investment in the Class 1 shares of the Growth-Income Fund (“Master Growth-Income Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Growth-Income Fund seeks to make the investment grow and provide income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Normally, the Master Growth-Income Fund invests up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in Standard & Poor’s 500 Composite Index.

JNL/American Funds International Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks capital appreciation through exclusive investment in the Class 1 shares of the International Fund (“Master International Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master International Fund seeks to make the investment grow over time by investing primarily in common stocks of companies located outside the United States. The Master Fund is designed for investors seeking capital appreciation through stocks. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds New World Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks capital appreciation through exclusive investment in the Class 1 shares of the New World Fund (“Master New World Fund” or “Master Fund”), a series of the American Funds Insurance Series. The Master Fund is designed for investors seeking capital appreciation.  Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value. Under normal market conditions, the Master Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

JNL/AIM Global Real Estate Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. (f/k/a Invesco Aim Capital Management, Inc.) and sub-sub-adviser: Invesco Asset Management Ltd.)

Seeks high total return by investing, normally, at least 80% of its assets in the equity and debt securities of real estate and real estate-related companies located in at least three different countries, including the United States.

JNL/AIM International Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. (f/k/a Invesco Aim Capital Management, Inc.))

Seeks long-term growth of capital by investing in a diversified portfolio of reasonably priced, quality international equity securities of companies located in at least four countries outside of the U.S., emphasizing investment in companies in the developed markets of Western Europe and the Pacific Basin.

JNL/AIM Large Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. (f/k/a Invesco Aim Capital Management, Inc.))

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in securities of large-capitalization companies.

JNL/AIM Small Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. (f/k/a Invesco Aim Capital Management, Inc.))

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities of small-capitalization companies.

JNL/Capital Guardian Global Balanced Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks income and capital growth, consistent with reasonable risk through investments in stocks and fixed-income securities of U.S. and non-U.S. issuers.  The Fund's neutral position is a 65%/35% blend of equities and fixed-income, but may allocate 55% to 75% of the Fund’s assets to equities and 25% to 45% of the Fund’s assets to fixed-income.

JNL/Capital Guardian Global Diversified Research Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks long-term growth of capital and income by investing at least 80% of its assets in a portfolio consisting of equity securities of U.S. and non-U.S. issuers.  The Fund normally will invest in common stocks, preferred shares and convertible securities of companies with market capitalization greater than $1 billion at the time of purchase.

JNL/Capital Guardian U.S. Growth Equity Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks long-term growth of capital and income by investing at least 80% of its assets in a portfolio consisting primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts and other U.S. registered foreign securities that are tied economically to the U.S.).  The Fund normally will invest in common stocks and convertible securities of companies with market capitalization greater than $1.5 billion at the time of purchase.

JNL/Credit Suisse Commodity Securities Fund
Jackson National Asset Management, LLC (and Credit Suisse Asset Management, LLC)

Seeks long-term capital growth by investing in equity securities and commodity-linked derivative instruments that provide exposure to the natural resources sector, as well as fixed income securities.  The Fund will invest in companies active in the extraction, production, processing and trading of the following products, including, but not limited to: chemicals; building materials; metal and other raw materials; timber and paper products; agriculture products; containers and packaging, as well as, companies in the energy resources sector.

Under normal market conditions, the Fund will be comprised of two portfolios and will invest approximately 50% in each portfolio.  One portfolio will focus on companies active in the extraction, production, and processing of commodities and raw materials; the “Natural Resources Portfolio.”  The other portfolio will focus on investments in commodity instruments; the “Commodities Portfolio.”

JNL/Credit Suisse Long/Short Fund
Jackson National Asset Management, LLC (and Credit Suisse Asset Management, LLC)

Seeks total return by employing a proprietary, quantitative multi-factor model to select an equity portfolio with long-run average total returns greater than the benchmark Standard & Poor’s (“S&P”) 500 Index and with investment risk similar to the S&P 500 Index. This quantitative equity management strategy that allows the portfolio to simultaneously invest in stocks and to underweight unattractive stocks beyond benchmark weights, resulting in short positions on certain stocks.

JNL/Eagle Core Equity Fund
Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

Seeks long-term growth through capital appreciation and, secondarily, current income by investing under normal circumstances at least 80% of its net assets in equity securities consisting primarily of common stocks of large U.S. companies.

JNL/Eagle SmallCap Equity Fund
Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

Seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in equity securities of U.S. companies with market capitalizations in the range of $100 million to $3 billion.

JNL/Franklin Templeton Global Growth Fund
Jackson National Asset Management, LLC (and Templeton Global Advisors Limited)

Seeks long-term capital growth by investing primarily in the equity securities of companies located anywhere in the world, including emerging markets (under normal market conditions).

JNL/Franklin Templeton Income Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

Seeks to maximize income while maintaining prospects for capital appreciation by investing in a diversified portfolio of debt and equity securities (under normal market conditions).

JNL/Franklin Templeton International Small Cap Growth Fund (formerly, JNL/Capital Guardian International Small Cap Fund)
Jackson National Asset Management, LLC (and Franklin Templeton Institutional, LLC)

Seeks long-term capital appreciation by investing at least 80% of its assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with a market capitalization of less than $5 billion (under normal market conditions). The Fund may invest in emerging market countries.

JNL/Franklin Templeton Mutual Shares Fund
Jackson National Asset Management, LLC (and Franklin Mutual Advisers, LLC)

Seeks capital appreciation, which may occasionally be short-term, and secondarily, income by investing mainly in equity securities (including securities convertible into, or that the sub-adviser expects to be exchanged for, common or preferred stock) of companies in any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).  The Fund currently invests the equity portion of its portfolio primarily to predominately in companies with market capitalizations greater than $5 billion , with portion in smaller companies.

JNL/Franklin Templeton Small Cap Value Fund
Jackson National Asset Management, LLC (and Franklin Advisory Services, LLC)

Seeks long-term total return by investing, normally, at least 80% of its assets in investments of small-capitalization companies.

JNL/Goldman Sachs Core Plus Bond Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)

Seeks a high level of current income, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in a globally diverse portfolio of bonds and other fixed-income securities and related investments.

JNL/Goldman Sachs Emerging Markets Debt Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International (sub-sub-adviser))

Seeks a high level of total return consisting of income and capital appreciation, by investing, under normal circumstances, at least 80% of its assets  in sovereign and corporate debt of issuers located in emerging countries denominated in the local currency of such emerging countries, sovereign and corporate debt of issuers located in emerging countries denominated in U.S. dollars, and/or in currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure.

JNL/Goldman Sachs Mid Cap Value Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of market capitalization of companies constituting the Russell Midcap® Value Index at the time of the investment.

JNL/Ivy Asset Strategy Fund
Jackson National Asset Management, LLC (and Ivy Investment Management Company)

Seeks high total return over the long term by allocating its assets among primarily stocks, bonds, commodities, and short-term instruments of issuers located around the world.

JNL/JPMorgan International Value Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies; the Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index.

JNL/JPMorgan MidCap Growth Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks capital growth over the long-term by investing, under normal circumstances, at least 80% of its assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks to obtain a high level of current income by investing, under normal circumstances, at least 80% of its assets in US Treasury securities, obligations issued by agencies or instrumentalities of the U.S. government (which may not be backed by the U.S. government) and mortgage-backed securities, that are supported either by the full faith and credit of the U.S. government or their own credit, collateralized mortgage obligations issued by private issuers, repurchase agreements and derivatives related to the principal investments.

JNL/Lazard Emerging Markets Fund
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

Seeks long-term capital appreciation by investing, under normal circumstances, 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries and that the sub-adviser believes are undervalued based on their earnings, cash flow or asset values.

JNL/Lazard Mid Cap Equity Fund
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

Seeks long-term capital appreciation by investing at least 80% of its assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.

JNL/M&G Global Basics Fund
Jackson National Asset Management, LLC (and M&G Investment Management Limited)

Seeks to maximize long-term capital growth by investing in companies operating in basic industries (“primary” and “secondary” industries), and also in companies that service these industries.  The Fund focuses on the “building blocks of the global economy.”  The Fund invests in companies that produce raw materials or turn them into products for consumers.  Such companies can be found either in primary industries (raw materials) or in secondary industries (products and services, such as manufacturing, food production, construction, and energy).  The Fund may also invest in other global equities.

JNL/M&G Global Leaders Fund
Jackson National Asset Management, LLC (and M&G Investment Management Limited)

Seeks to maximize long-term total return (the combination of income and growth of capital) by investing in stocks selected from the full spectrum of leading companies world-wide (leading companies is defined as those companies that are at the forefront of creating value for shareholders) either directly or as a result of a rise in its stock or bond price or dividends, or stock splits, or indirectly by its participation in activities or markets providing for future enhanced profitability.  The Fund aims to achieve consistent returns in the global equity funds sector.

JNL/Mellon Capital Management European 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing at least 80% of its assets in the common stock of 30 companies selected from the MSCI Europe Index.

JNL/Mellon Capital Management Pacific Rim 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing under normal circumstances at least 80% of its assets in the common stock of 30 companies selected from the MSCI Pacific Index.

JNL/Mellon Capital Management S&P 500 Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P 500® Index.   The Fund seeks to invest under normal circumstances at least 80% of its assets in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index in order to provide long-term capital growth.

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P Midcap 400 Index.  The Fund invests in equity securities of medium capitalization-weighted domestic corporations; under normal circumstances the Fund invests at least 80% of its assets in the stocks in the S&P MidCap 400 Index in proportion to their market capitalization weighting in the S&P MidCap 400 Index in order to provide long-term capital growth.

JNL/Mellon Capital Management Small Cap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Russell 2000® Index.  The Fund invests in equity securities of small- to mid-size domestic companies; under normal circumstances the Fund invests at least 80% of its assets in a portfolio of securities, which seeks to match performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 index and sampling from the remaining securities.

JNL/Mellon Capital Management International Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Morgan Stanley Capital International (“MSCI”) Europe Australasia Far East Index (“EAFE”).  The Fund invests in international equity securities attempting to match the characteristics of each country within the index; under normal circumstances the Fund invests at least 80% of its assets in the stocks included in the MCSI EAFE Index or derivative securities economically related to the MSCI EAFE Index.

JNL/Mellon Capital Management Bond Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Barclays Capital U.S. Aggregate Bond Index by investing under normal circumstances at least 80% of its assets in fixed-income securities.  The Fund seeks to provide a moderate rate of income by investing in domestic fixed-income investments.

JNL/Mellon Capital Management Global Alpha Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return investing in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed-income securities.  The Fund ordinarily invests in at least three countries, focusing on the major developed capital markets of the world, such as the United States, Canada, Japan, Australia, and Western Europe.

JNL/Oppenheimer Global Growth Fund
Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

Seeks capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries.  The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets.

JNL/PAM Asia ex-Japan Fund
Jackson National Asset Management, LLC (and Prudential Asset Management (Singapore) Limited)

Seeks long-term total return and further seeks to achieve long-term capital growth by investing under normal circumstances at least 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of companies, which are listed, incorporated, or have their area of primary activity in the Asia ex-Japan region.

JNL/PAM China-India Fund
Jackson National Asset Management, LLC (and Prudential Asset Management (Singapore) Limited)

Seeks long-term total return by investing normally, 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the People’s Republic of China and India.

JNL/PIMCO Real Return Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

JNL/PIMCO Total Return Bond Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

JNL/PPM America High Yield Bond Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks to maximize current income, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in high-yield, high-risk debt securities commonly referred to as “junk bonds” and related investments. The Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments, and in derivative instruments such as options, futures contracts or swap agreements, including credit default swaps, and the Fund may also invest in securities of foreign issuers.

JNL/PPM America Mid Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies, constituting the Russell Midcap Index at the time of the initial purchase.  If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Small Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies within the range of securities of the S&P SmallCap 600 Index under normal market conditions at the time of initial purchase.  The range will vary with market conditions over time.  If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Value Equity Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of domestic companies with market capitalizations within the range of companies constituting the S&P 500 Index.    At least 80% of its assets will be invested, under normal circumstances, in equity securities.

JNL/Red Rocks Listed Private Equity Fund
Jackson National Asset Management, LLC (and Red Rocks Capital LLC)

Seeks maximum total return by investing at least 80% of its assets in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as its stated intention to have a majority of its assets invested in or exposed to private companies  (“Listed Private Equity Companies”), and (ii) derivatives that otherwise have the economic characteristics of Listed Private Equity Companies.

JNL/Select Balanced Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities.  The Fund may invest in any type or class of security. The anticipated mix of the Fund’s holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including cash and cash equivalents.

JNL/Select Money Market Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, U.S. dollar-denominated short-term money market instruments.

JNL/Select Value Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks long-term growth of capital by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies, focusing on companies with large market capitalizations (generally $3 billion).

JNL/T. Rowe Price Established Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital and increasing dividend income by investing primarily in common stocks, concentrating its investments in well-established growth companies. The sub-adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow.  While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options.

JNL/T. Rowe Price Mid-Cap Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital by normally investing at least 80% of its assets, under normal market circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the sub-adviser expects to grow at a faster rate than the average company.

JNL/T. Rowe Price Short-Term Bond Fund (formerly, JNL/Goldman Sachs Short Duration Bond Fund)
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities.  The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. Normally, the Fund will invest at least 80% of its net assets in bonds.  The Fund’s average effective maturity will not exceed three years.  The Fund will only purchase securities that are rated within the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by the sub-adviser.

JNL/T. Rowe Price Value Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term capital appreciation by investing, via a value approach investment selection process, at least 65% of total assets in common stocks believed to be undervalued.  Income is a secondary objective.

JNL/S&P Competitive Advantage Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500 that are, in the opinion of Standard & Poor's Investment Advisory Services LLC (“SPIAS”), profitable and predominantly higher-quality.

JNL/S&P Dividend Income & Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks primarily capital appreciation with a secondary focus on current income by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have the highest indicated annual dividend yields (“Dividend Yield”) within their sector.  The three stocks with the highest Dividend Yield, are selected from each of 10 economic sectors in the S&P 500.

JNL/S&P Intrinsic Value Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500, excluding financial companies, that are, in the opinion of Standard & Poor's Investment Advisory Services LLC (“SPIAS”), companies with positive free cash flows and low external financing needs.

JNL/S&P Total Yield Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have the highest S&P Total Yield (a broad measure of cash returned to shareholders and bondholders).  Standard & Poor's Investment Advisory Services LLC (“SPIAS”) seeks companies that are significantly reducing their debt burden and/or increasing their equity distributions.

JNL Variable Fund LLC

JNL/Mellon Capital Management Nasdaq® 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in the common stocks of companies that are expected to have a potential for capital appreciation.  The Nasdaq 25 Strategy selects a portfolio of common stocks of 25 companies are selected from stocks included in the Nasdaq-100 Index®.

JNL/Mellon Capital Management Value Line® 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks capital appreciation by investing in 30 of the 100 common stocks that Value Line® gives a #1 ranking for TimelinessTM.  The 30 stocks are selected each year by the sub-adviser based on certain positive financial attributes.

JNL/Mellon Capital Management DowSM Dividend Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide the potential for an above-average total return by investing approximately equal amounts in the common stock of the 25 companies included in the Dow Jones Select Dividend IndexSM which have the best overall ranking on both the change in return on assets of the last year compared to the prior year and price-to-book on each Stock Selection Date.

JNL/Mellon Capital Management S&P® 24 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing approximately equal amounts in the common stocks of 24 companies that have the potential for capital appreciation, on each Stock Selection Date.

JNL/Mellon Capital Management S&P® SMid 60 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stock of 30 companies included in the Standard & Poor’s MidCap 400 Index and 30 companies in the Standard & Poor’s SmallCap 600 Index.  The 60 companies are selected on each Stock Selection Date.  The Fund seeks to achieve its objective by identifying small and mid-capitalization companies with improving fundamental performance and sentiment.  The Fund focuses on small and mid-capitalization companies because the sub-adviser believes they are more likely to be in an earlier stage of their economic life cycle than mature large-cap companies.

JNL/Mellon Capital Management NYSE® International 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in foreign companies.  The 25 companies are selected on each Stock Selection Date by ranking the stocks on the NYSE International IndexSM based on two factors: price to book and price to cash flow. The sub-adviser then selects an equally-weighted portfolio of the 25 stocks with the highest overall ranking on the two factors.

JNL/Mellon Capital Management 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (“NYSE”). The stocks are selected by selecting all of the dividend-paying stocks listed on the NYSE. Next, the 400 highest market capitalization stocks are selected which are then ranked by dividend yield and 75 of the highest dividend yielding stocks are selected. From the remaining 75 stocks, the 50 highest dividend yielding stocks are eliminated and the remaining 25 companies are selected only once annually on each Stock Selection Date.

JNL/Mellon Capital Management Select Small-Cap Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing at least 80% of its assets in a portfolio of common stocks of 100 small capitalization companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange or The Nasdaq Stock Market, on each Stock Selection Date.

JNL/Mellon Capital Management JNL 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing in the common stocks of companies that are identified by a model based on 5 different specialized strategies:

➢	20% in the DowSM 10 Strategy, a dividend yielding strategy;
➢	20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;
➢	20% in the Global 15 Strategy, a dividend yielding strategy;
➢	20% in the 25 Strategy, a dividend yielding strategy; and
➢	20% in the Select Small-Cap Strategy, a small capitalization strategy.

JNL/Mellon Capital Management JNL Optimized 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stocks of companies that are identified by a model based on five separate specialized strategies:

➢	25% in the Nasdaq® 25 Strategy;
➢	25% in the Value Line® 30 Strategy;
➢	24% in the European 20 Strategy;
➢	14% in the Global 15 Strategy; and
➢	12% in the 25 Strategy.

JNL/Mellon Capital Management VIP Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in the common stocks of companies that are identified by a model based on six separate specialized strategies. The Fund invests approximately 1/6 (approximately 17%) of its net assets in each of the following strategies:

➢	The DowSM Dividend Strategy;
➢	The European 20 Strategy;
➢	The Nasdaq® 25 Strategy;
➢	The S&P 24 Strategy;
➢	The Select Small-Cap Strategy; and
➢	The Value Line® 30 Strategy.

JNL/Mellon Capital Management Communications Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Telecommunications Index in proportion to their market capitalization weighting in the Dow Jones U.S. Telecommunications Index.

JNL/Mellon Capital Management Consumer Brands Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Consumer Services Index in proportion to their market capitalization weighting in the Dow Jones U.S. Consumer Services Index.

JNL/Mellon Capital Management Financial Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Financial Index in proportion to their market capitalization weighting in the Dow Jones U.S. Financials Index.

JNL/Mellon Capital Management Healthcare Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Health Care Index in proportion to their market capitalization weighting in the Dow Jones U.S. Health Care Index.

JNL/Mellon Capital Management Oil & Gas Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Oil & Gas Index in proportion to their market capitalization weighting in the Dow Jones U.S. Oil & Gas Index.

JNL/Mellon Capital Management Technology Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Technology Index in proportion to their market capitalization weighting in the Dow Jones U.S. Technology Index.

The investment objectives and policies of certain of the Underlying Mutual Funds are similar to the investment objectives and policies of other mutual funds that the Underlying Mutual Fund's investment sub-advisers also manage.  Although the objectives and policies may be similar, the investment results of the Underlying Mutual Funds may be higher or lower than the investment results of those other mutual funds.  We cannot guarantee, and make no representation, that the investment results of similar Underlying Mutual Funds will be comparable even though the Underlying Mutual Funds have the same investment sub-advisers.  The Underlying Mutual Funds described are available only through variable annuity and variable life Contracts issued by Jackson.  Shares of the Underlying Mutual Funds may also be sold directly to qualified retirement plans.  They are NOT offered or made available to the general public directly.

A Underlying Mutual Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations.  IPOs and other investment techniques may have a magnified performance impact on a Underlying Mutual Fund with a small asset base.  A Underlying Mutual Fund may not experience similar performance as its assets grow.

You should read the prospectuses for the JNL Series Trust and JNL Variable Fund LLC carefully before investing.  Additional Underlying Mutual Funds and Investment Divisions may be available in the future.

We automatically reinvest all dividends and capital gains distributions from a Underlying Mutual Fund in shares of that Underlying Mutual Fund at net asset value.  The income and realized and unrealized gains or losses on the assets of each Investment Division are separate and are credited to or charged against the particular Investment Division without regard to income, gains or losses from any other Investment Division or from any other part of our business.  We use the Net Premium you allocate to an Investment Division to purchase shares in the corresponding Underlying Mutual Fund and redeem shares in the Underlying Mutual Funds to meet policy obligations.  The Underlying Mutual Funds are required to redeem their shares at net asset value and to make payment within seven days.

Certain Underlying Mutual Funds sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts.  It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Underlying Mutual Fund.  Although neither we nor any of the Underlying Mutual Funds currently foresee any such disadvantages either to variable life insurance or variable annuity contract owners, each Underlying Mutual Fund's board of directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto.  If a board of directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Owners will not bear the related expenses.

Voting Privileges.  As a general matter, you do not have a direct right to vote the shares of the Underlying Mutual Funds held by the Investment Divisions to which you have allocated your Accumulated Value.  Under current interpretations, however, you are entitled to give us instructions on how to vote those shares with respect to certain matters.  We will notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the issues.  We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Underlying Mutual Fund for the shareholder meeting at which the vote will occur.

As a general rule, you are the person entitled to give voting instructions.  However, if you assign your policy, the assignee may be entitled to give voting instructions.  Retirement plans may have different rules for voting by plan participants.  If you send us written voting instructions, we follow your instructions in voting the Underlying Mutual Fund shares attributable to your policy.  If you do not send us written instructions, we vote the shares attributable to your policy in the same proportion as we vote the shares for which we have received instructions from other Owners.  We vote shares that we hold in the same proportion as we vote the shares for which we have received instructions from Owners.  There is no requirement that we receive voting instructions from any minimum percentage of Owners before we can vote uninstructed shares in proportion to the instructions that we do receive.  Where only a relatively small percentage of owners have submitted instructions, however, we may solicit instructions from more Owners, in order to reduce the possibility that the instructions received are not reasonably representative.

We may, when required by state insurance regulatory authorities, disregard Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Underlying Mutual Funds or to approve or disapprove an investment advisory contract for one or more of the Underlying Mutual Funds.

In addition, we may disregard voting instructions in favor of changes initiated by Owners to the investment objectives or the investment adviser of the Underlying Mutual Funds if we reasonably disapprove of the proposed change.  We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Underlying Mutual Fund or would result in the purchase of securities for the Underlying Mutual Fund that vary from the general quality and nature of investments and investment techniques utilized by the Underlying Mutual Fund.  If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law.  If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Underlying Mutual Fund shares without obtaining instructions from our Owners and we may choose to do so.

Additions, Deletions, and Substitutions of Securities.  If the shares of any of the Underlying Mutual Funds are no longer available for investment by the Separate Account or if, in our judgment, further investment in the shares of a Underlying Mutual Fund is no longer preferred, we may add or substitute shares of another Underlying Mutual Fund or mutual fund for Underlying Mutual Fund shares already purchased or to be purchased in the future.  Any substitution will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Investment Divisions:

(a)	to operate the Separate Account in any form permitted by law;
(b)	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;
(c)	to transfer assets from one Investment Division to another, or from any Investment Division to our general account;
(d)	to add, combine, or remove Investment Divisions in the Separate Account;
(e)	to change the way in which we assess charges, as long as the charges do not exceed the maximum guaranteed charges under the policies; and
(f)	to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes.

If we take any of these actions, we will comply with the then applicable legal requirements.

THE FIXED ACCOUNT

If you select the Fixed Account, your money will be placed with Jackson's other assets.  The Fixed Account is not registered with the SEC and the SEC does not review the information we provide to you about the Fixed Account.  Your policy contains a more complete description of the Fixed Accounts.

The portion of the policy relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act.  Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the Securities and Exchange Commission.  The statements about the Fixed Account in this prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

You may allocate part or all of your Net Premium to the Fixed Account at any time while your policy is in force.  With the Fixed Account, we will guarantee the amounts allocated and the crediting of a minimum rate of interest.  From time to time and at our sole discretion we may set a higher current interest rate applicable to premium and transfers allocated to the Fixed Account during a Policy Year.  We may declare different rates for amounts that are allocated to the Fixed Account at different times.  The rate will be re-set on the Policy Anniversary.  All of a policy's amounts in the Fixed Account will be re-set to the same rate on the Policy Anniversary.  We determine interest rates in accordance with a variety of factors.  The Asset Based Risk Charge and Underlying Mutual Fund Expenses do not apply to amounts allocated to the Fixed Account.  All other charges and deductions under a policy apply to amounts allocated to the Fixed Account to the same extent as they apply to amounts allocated to the variable investment options.  Therefore, the amount of your Fixed Account allocation (and interest thereon) that we guarantee is net of any such charges and deductions that are applicable under the terms of the policy.

Amounts allocated to the Fixed Account are part of the general account of Jackson.  We invest the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We may delay payment of partial surrenders from the Fixed Account for up to 6 months from the date we receive your written partial surrender request.  We pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

POLICY BENEFITS AND RIGHTS

Death Benefit.  While your policy is in force, we will pay the Death Benefit Proceeds upon the Insured's death.  We will pay the Death Benefit Proceeds to the named beneficiary(ies) or, if none survives, to the contingent beneficiary(ies).  We will pay the Death Benefit Proceeds in a lump sum or according to one of the optional payment plans, if available.

The Death Benefit Proceeds payable to the beneficiary equal the applicable Death Benefit, less any Debt and less any due and unpaid charges.  The amount of Death Benefit is based on the Death Benefit option you have selected, any increases or decreases in the Specified Death Benefit, and in some instances your Accumulated Value.  The Death Benefit Proceeds may be increased if you have added a rider providing optional insurance benefits.  Please see “Optional Insurance Benefits” beginning on page 29.

We will calculate the Death Benefit Proceeds, including any optional insurance benefits added to your policy, as of the end of the Valuation Period during which we receive due proof of death from the beneficiary of record (if there are multiple beneficiaries, we will calculate the Death Benefit Proceeds when we receive due proof of death from the first beneficiary).  The beneficiary will be unable to change the Accumulated Value's allocation before we calculate and pay the Death Benefit Proceeds; Deductions will continue to be taken until we have received due proof of death.  We will usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.  Beyond seven days, from due proof of death until payment, the Death Benefit Proceeds will earn interest at a rate set by the state where you purchased the policy.

In most cases, when the Death Benefit Proceeds are paid in a lump sum, we will pay the Death Benefit Proceeds by establishing an interest bearing account, called the “Beneficiary Access Account,” for the beneficiary, in the amount of the Death Benefit Proceeds.  We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the Death Benefit Proceeds.  The Beneficiary Access Account is part of our general account.  It is not a bank account and it is not insured by the FDIC or any other government agency.  As part of our general account, it is subject to the claims of our creditors.  We receive a benefit from all amounts left in the Beneficiary Access Account.  As an alternative to establishing a Beneficiary Access Account, the beneficiary may request to receive a check for the Death Benefit Proceeds directly from the Company.

We may in our sole discretion make available payment options to which the beneficiary may apply the Death Benefit Proceeds in order to receive a stream of periodic payments.  If your beneficiary chooses an available payment option, we will offer a supplemental agreement setting forth the terms of the payment option.  For information concerning the payment options we currently offer, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus.  At any time in our sole discretion we may change the selection or the terms of the available payment options (if any) or discontinue offering them.  Before choosing to apply Death Benefit Proceeds to payment option, your beneficiary should consult a qualified tax adviser.

Death Benefit Options.  You may choose one of three Death Benefit options, each of which depends in part on the amount of the Specified Death Benefit.  The three Death Benefit options are:

Option A:  the Death Benefit is the greater of:  (a) the Specified Death Benefit of the policy; or (b) the Minimum Death Benefit.  Option A is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Accumulated Value.  As your Accumulated Value increases, the Net Amount at Risk under your policy generally decreases, unless your Accumulated Value is sufficiently large to require that the Death Benefit be determined using the Minimum Death Benefit.  See Appendix A for examples of how your insurance coverage would change under Death Benefit Option A as the result of a partial surrender.

Option B:  the Death Benefit is the greater of (a) the Specified Death Benefit plus the Accumulated Value; or (b) the Minimum Death Benefit.  Under Option B, the amount of the Death Benefit generally increases to reflect increases in the Accumulated Value.  Under this option your policy generally involves a constant Net Amount at Risk.

Option C:  the Death Benefit is the greater of:  (a) the Specified Death Benefit plus the greater of (i) the sum of all premiums paid minus all prior partial surrenders (including any applicable charges) or (ii) zero, or (b) the Minimum Death Benefit.  Under this Option, your Death Benefit generally varies as you pay premiums and take partial surrenders.

Minimum Death Benefit.  The Minimum Death Benefit used in the Death Benefit formulas under the policy equals the Accumulated Value multiplied by the applicable Minimum Death Benefit percentage.  We set forth the applicable Minimum Death Benefit percentages in the policy, which are based upon the age of the Insured and depend on the tax test you choose as described below.  While the policy is in force, we guarantee that the Death Benefit will not be less than the greater of the current Specified Death Benefit or the Minimum Death Benefit.

There are two tax tests, which generally require that a policy have a significant element of life insurance (the Minimum Death Benefit) and not be primarily an investment vehicle.  Your tax test choice is irrevocable and between the following:

•	the Cash Value Accumulation Test; and
•	the Guideline Premium and Cash Value Corridor Test.

The Cash Value Accumulation Test determines the Minimum Death Benefit by multiplying a policy's value by a percentage determined by methodology set out in the federal tax regulations.  The percentage depends on an insured's age, sex, and underwriting risk classification.  Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums so long as there is a sufficient death benefit in relation to the policy's value at all times.

The Guideline Premium and Cash Value Corridor Test determines the Minimum Death Benefit and Guideline Premium by comparing a policy's death benefit to an applicable percentage of its cash value.  These percentages are set out in the Code and vary by the insured's age.

Since the cost of insurance charge is based upon the Net Amount at Risk, it generally is less under a policy with an Option A Death Benefit than an otherwise comparable policy with an Option B Death Benefit.  As a result, if the Investment Divisions you select experience favorable investment results, your Accumulated Value tends to increase faster under Option A than under Option B, but the Death Benefit under Option B increases or decreases directly with changes in the Accumulated Value.  Thus, you may prefer Option A if you are more interested in the possibility of increasing your Accumulated Value based upon favorable investment experience, while you may prefer Option B if your are seeking to increase Death Benefits.  Option C may be preferable if you want a Death Benefit that would include a return of premium paid (less partial surrenders).

You choose a Death Benefit option in your application to purchase a policy.  If you do not choose a Death Benefit option, we will not issue a policy to you.

Example: If you choose the Guideline Premium and Cash Value Corridor Test as your tax test, under an Option A policy, an increase in the Accumulated Value due to favorable investment experience may increase the Death Benefit above the Specified Death Benefit, and a decrease in Accumulated Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Death Benefit).

	A	B
Specified Death Benefit	$200,000	$200,000
Death Benefit Option	A	A
Insured's Age	50	50
Accumulated Value	$115,000	$95,000
Applicable Minimum Death Benefit Percentage	185%	185%
Death Benefit	$212,750	$200,000

Under column A, the Death Benefit equals $212,750, i.e., the greater of $200,000 (the Specified Death Benefit) and $212,750 (the Accumulated Value of $115,000, multiplied by the Minimum Death Benefit percentage of 185%).  Under column B, the Death Benefit is $200,000, i.e., the greater of $200,000 (the Specified Death Benefit) and $175,750 (the Accumulated Value of $95,000 multiplied by the Minimum Death Benefit percentage of 185%).  This amount, less any Debt and unpaid charges, constitutes the Death Benefit Proceeds that we would pay to the beneficiary.

Changes in Death Benefit Option.  Subject to our consent, after the first Policy Year, you may change the Death Benefit option once each Policy Year by writing to us at the address given on the first page of this prospectus.  If you ask to change from Option A to Option B, we will reduce the Specified Death Benefit (or reduce each Specified Death Benefit in the Schedule of Specified Death Benefits for policies applied for before October 6, 2008) of your Policy by the amount of the Accumulated Value.  If you ask to change from Option B to Option A, we will increase the Specified Death Benefit (or increase each Specified Death Benefit in the Schedule of Specified Death Benefits for policies applied for before October 6, 2008) of your policy by the amount of the Accumulated Value.  If you ask to change from Option C to Option A, we will increase the Specified Death Benefit (or increase each Specified Death Benefit in the Schedule of Specified Death Benefits for policies applied for before October 6, 2008) by the greater of the sum of all your premiums paid, less all prior partial surrenders or zero.  The Specified Death Benefit (or Schedule of Specified Death Benefits for policies applied for before October 6, 2008) will change in conjunction with your Death Benefit option change to keep the Net Amount at Risk the same, which may be important to you since your cost of insurance charge is based on the Net Amount at Risk.  You may not change from Option C to Option B or from Option A or B to Option C.  The change will take effect on the first Monthly Anniversary following our approval at least one business day after we approve your Written Request.  If less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary.  We will send confirmation of your change of Death Benefit Option.  We may require evidence of insurability satisfactory to us for a change from Option A to Option B.  We do not currently require you to prove insurability for other changes in Death Benefit option.

You may not change the Death Benefit option under your policy if afterward any Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit.  The GDB Rider is available only with Death Benefits Option A and B.

Changes in Specified Death Benefit.  At issue, your Specified Death Benefit can be scheduled to be level over the life of your Policy or to increase or decrease on Policy Anniversaries, subject to certain restrictions.  Your Specified Death Benefit (or Schedule of Specified Death Benefits for policies applied for before October 6, 2008) is set forth in the policy.  Scheduling changes in advance at the same time that you apply for the policy, particularly increases, does not require any additional evidence of insurability and underwriting later.  Moreover, the overall cost of insurance charge for the life insurance coverage may be lower than if you request to change the Specified Death Benefit (or Schedule of Specified Death Benefits) following the Issue Date.  Otherwise, subject to our approval, after the first Policy Year, you may change the Specified Death Benefit (or Schedule of Specified Death Benefits) once each Policy Year by writing to us at the address shown on the first page of this prospectus; however, any change that requires evidence of insurability must include an increase in the Specified Death Benefit for the current Policy Year.

You should be aware that any change in the Specified Death Benefit changes the Net Amount at Risk and, therefore, changes the cost of insurance charges on your policy.  Any change in Specified Death Benefit must be at least $10,000.  A change in the Specified Death Benefit (or Schedule of Specified Death Benefits) will take effect on the first Monthly Anniversary after we approve the request.  However, if less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary.  To confirm changes in your policy's Specified Death Benefit (or Schedule of Specified Death Benefits), we will send you a confirmation of the change.  We do not permit a Specified Death Benefit change if the policy is in the Grace Period.

A decrease in the Specified Death Benefit (or Schedule of Specified Death Benefits) will offset the most recent increase in the Specified Death Benefit (or Schedule of Specified Death Benefits), if any, and the next most recent increase, but we do not permit a decrease in the Specified Death Benefit (or Schedule of Specified Death Benefits) if afterward any Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit or cause your policy to lose its status as a contract of life insurance under the Code.  For more information, see “Death Benefit Options” beginning on page 27.  We will not allow a decrease in the Specified Death Benefit (or Schedule of Specified Death Benefits) during the first seven Policy Years or before seven Policy Years from an increase in the Specified Death Benefit (or Schedule of Specified Death Benefits).

For an increase in the Specified Death Benefit (or Schedule of Specified Death Benefits), you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable.  We will not approve a request for a Specified Death Benefit (or Schedule of Specified Death Benefits) increase if the Net Accumulated Value is too small to pay the Monthly Deduction through the end of the Policy Year.  For policies applied for before October 6, 2008, increases in the Schedule of Specified Death Benefits are limited to 10% of your Specified Death Benefit per year, which increases may accumulate up to 50%, and there is a lifetime limit of 400%.  For example, to schedule increases to occur on each of your first, third and ninth Contract Anniversaries, you would be limited to 10%, 20% and 50% of your current Specified Death Benefit, respectively.

For policies applied for before October 6, 2008, refusing a scheduled increase in the Specified Death Benefit voids any future scheduled increases in the Specified Death Benefit.  Similarly, by refusing a scheduled decrease in the Specified Death Benefit, you void any future scheduled increases in the Specified Death Benefit; however, such refusal is only allowed subject to insurability.  You also void any future scheduled increases in the Specified Death Benefit with an unscheduled decrease in the Schedule of Specified Death Benefits.  Any increase in the Specified Death Benefit (scheduled or unscheduled) following a change in the Schedule of Specified Death Benefits that requires evidence of insurability is subject to the underwriting at the time of the change.  This means that a new segment of coverage is created to which cost of insurance rates that differ from those of the original coverage are applied.  This is done to reflect the additional underwriting and the Insured's attained age at the time of the change.

Modifying the policy's Specified Death Benefit may have tax ramifications.  For additional information, please see “Federal Tax Considerations” on page 41.

Optional Insurance Benefits.  You may ask to add one or more of the following riders to your policy at any time to provide additional optional insurance benefits; or in some cases we may add these riders to your policy automatically at no cost.  However, not all these riders may be available in the state where you purchased the policy, or the terms of the optional insurance benefits may differ in some states.  We may require evidence of insurability before we issue a rider to you.  If we impose any charge for a rider, we will deduct the charge as part of the Monthly Deduction.  For more information concerning what riders are available and their operation and costs, please ask your sales representative or contact us at our Service Center.  At our sole discretion we may offer riders or stop offering any rider at any time.

Terminal Illness Benefit Rider.  The rider provides an accelerated payment of life insurance proceeds if the Insured, or an additional person pursuant to the Other Insured Term Insurance Rider, is terminally ill, as defined in the rider.  The Owner may request an accelerated benefit of between 25% and 100% of the Death Benefit (including any additional insurance coverage) or $250,000, if less.  The amount of the benefit under the policy will be subject to:  a discount for 12 months' interest (not to exceed 8%) as specified in the rider; a pro rata portion of any outstanding Debt; an administrative expense charge fee as determined by the Company (not to exceed $100); and any unpaid policy charges.  If a payment is made pursuant to this rider, the Death Benefit will be reduced by the dollar amount requested.  All other values under the policy will be reduced proportionately.  The amount of the accelerated benefit for an additional person to request is also between 25% and 100% of the insurance coverage under the Other Insurance Term Insurance Rider, and the reduction of insurance coverage will be proportional to any payment made pursuant to this rider.  This rider automatically attaches to a policy that qualifies at the time of application.  There is no expiry date for the Insured.  This rider terminates upon payment of any benefit under the rider.  The expiry date for an additional person is concurrent with the expiry of the Other Insured Term Insurance Rider.

Overloan Protection Benefit Rider – Upon exercise, the rider provides a guarantee that the policy will not lapse due to the policy Debt exceeding the Accumulated Value or due to the Cash Surrender Value being insufficient to pay any Monthly Deduction.  This rider may help you keep your policy in force and avoid tax consequences resulting from your policy lapsing with a loan outstanding.  However, effects of exercising the rider include transferring any Accumulated Value in the Separate Account to the Fixed Account and setting the Specified Death Benefit equal to the Minimum Death Benefit.

Although there is no cost for the rider, the following exercise qualifications must be met before the rider may be exercised:

(1)	The Insured's Attained Age must be at least 75;

(2)	A minimum of 15 Policy Years must have elapsed since your Policy Date;

(3)	Exercising this rider must not cause the policy to exceed Guideline Premium limits (see “Premiums and Premium Limits” on page 12);

(4)	The policy must not be a MEC and exercising this rider must not cause the policy to become a MEC (see “Policies Which Are MECs” on page 43);

(5)	Total partial surrenders, less any fees and charges deducted in connection with such partial surrenders, must equal or exceed total premium paid; and

(6)	Debt must exceed the current Specified Death Benefit.

At the time all of the above exercise qualifications are first met and the ratio of Debt to Accumulated Value is equal to or greater than 95%, we will send a letter to you, the policy owner, notifying you of the policy's eligibility to exercise the rider.  You may submit a Written Request to exercise the rider any time after the notification letter is sent and before the policy enters the Grace Period (see “Termination and Grace Period” on page 35).  If the exercise qualifications are met, the benefit will be exercised and the rider's guarantee will be effective as of the rider's exercise date, which is the date the Written Request is accepted and recorded at the Service Center.

You need not exercise the rider immediately upon notification of eligibility.  If the ratio of Debt to Accumulated Value is greater than the “maximum exercise ratio” at the time you exercise the rider, you will be billed for the loan repayment amount that will cause the ratio of Debt to the Accumulated Value to equal the maximum exercise ratio as of the exercise date.  The maximum exercise ratio is the maximum allowable ratio of the policy Debt to the Accumulated Value for the Overloan Protection Benefit Rider to be exercised.  In other words, the maximum exercise ratio generally represents the minimum amount of Net Accumulated Value required to pay for the Death Benefit provided by the base policy after the rider is exercised.  Monthly Deductions, unfavorable investment performance, partial surrenders and additional loans are all factors that might cause the ratio of Debt to Accumulated Value to exceed the maximum exercise ratio. The maximum exercise ratio is determined by the Company, varies based on the Insured's Attained Age, and will never be below 95%.  Your policy's maximum exercise ratio will be included in the letter notifying you of the policy's eligibility to exercise the rider.  You will have 30 days from the exercise date to pay the billed loan repayment amount.  If you do not pay the billed loan repayment amount, the guarantee will be void and the policy may lapse.

The following policy changes will occur on the exercise date:

(1)	All other riders and benefits will terminate;

(2)	Any Accumulated Value in the Separate Account is transferred to the Fixed Account;

(3)	Your Death Benefit option becomes Option A (see “Death Benefit Options” on page 27);

(4)	The Specified Death Benefit is set equal to the Minimum Death Benefit for the Attained Age of the Insured as of the exercise date.

In addition, the following policy restrictions apply on the exercise date: no transfers to the Separate Account are allowed; no further premium payments are allowed; no further partial withdrawals or loans are allowed; no Death Benefit option changes are allowed; no Specified Death Benefit option changes are allowed; no riders or benefits may be added or reinstated; and any loan repayments will be allocated to the Fixed Account only.

After the rider exercise date, Monthly Deductions will continue until a Monthly Deduction would cause the Accumulated Value to drop below the policy Debt.  In that instance, Monthly Deductions will be discontinued to prevent the Accumulated Value from dropping below the Policy Debt, which will effectively keep the policy in force.  Loan interest will continue to accrue after the exercise date.  Likewise, interest will continue to be credited to the Loan Account.  Your annual statement will reflect the status of the exercised Overloan Protection Benefit Rider on the base policy.  The rider will terminate upon the earlier of  (1) the date we receive a Written Request from you to terminate the rider or (2) the termination of the base policy for any reason, such as a full surrender or death of the Insured.  The rider has no expiry date.

If the rider's guarantee is voided because you do not pay the billed loan repayment amount associated with the maximum exercise ratio, as described above, the policy will no longer be subject to the above policy restrictions.  However, the policy changes made on the exercise date will not be reversed and any terminated riders will not be reinstated.  The Owner may subsequently submit a Written Request to reinstate the guarantee along with a loan repayment that is sufficient to cause the ratio of Debt to the Accumulated Value to be equal to or less than the maximum exercise ratio.

There may be tax consequences associated with this rider.  Accordingly, you should consult your tax counsel when considering whether to exercise the rider.

Waiver of Monthly Deductions Rider.  In the event of the Insured's total disability commencing before the Policy Anniversary after the Insured reaches Attained Age 60, we will waive the Monthly Deduction for the policy and any rider then in effect during the continuance of the disability.  Eligible issue ages for this rider are 18-55.  You may not select both this rider and the Waiver of Specified Premium Rider.  Policy changes that would result in a larger Monthly Deduction may be restricted during a period of disability.  These changes could include the addition of an additional Other Insured Term Insurance Rider or benefits requiring evidence of insurability.  The policy may lapse if Debt is greater than the Accumulated Value.

Waiver of Specified Premium Rider.  In the event of the Insured's total disability commencing before the Policy Anniversary corresponding to the Insured's Attained Age 60, we will pay a specified monthly premium into the policy during the continuance of the disability.  Eligible issue ages for this rider are 18-55.  You may not select both this rider and the Waiver of Monthly Deduction Rider.  Payment of the specified premium may not be sufficient to keep the policy in force during the period of disability.

Guaranteed Death Benefit (GDB) Rider. The GDB Rider will enable you to keep your policy's initial Specified Death Benefit (or current Specified Death Benefit, if less) in force for the greater of 20 years or until the Insured turns age 65.  We guarantee the lesser of the initial Specified Death Benefit or the current Specified Death Benefit, regardless of declines in Accumulated Value, if you meet the premium requirement under the rider.  The premium requirement is met if, on each Monthly Anniversary, (a) the total premiums paid less Debt and any partial surrenders exceed (b) the sum of the Qualifying Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary or the Insured's Attained Age 100, if earlier.  For policies with Day 1 Loans, “total premiums” include the actual premium received plus the amount of the loan.

If the premium requirement is not met, we will send you a notice giving you an opportunity to correct the deficiency by paying more premium.  We will allow you 61 days.  At the end of that period, if you have not paid the required additional premium, then the GDB benefit will end.  Once ended, this benefit cannot be reinstated, and the policy will stay in force only as long as the  Accumulated Value is sufficient to keep the policy in force.  The GDB does not prevent the policy from entering the Grace Period, but an active GDB will extend the Specified Death Benefit coverage even if the policy would otherwise lapse at the expiration of the Grace Period.  For more information about the circumstances in which the policy might lapse, see “Termination and Grace Period” on page 35

The GDB does not cover riders.  If the Net Accumulated Value is insufficient to pay charges as they come due, only the GDB and base policy coverage amount is guaranteed to stay in force.  If the Net Accumulated Value is insufficient to pay the base coverage charges as they come due, these charges are waived.  Deduction of charges will resume once there is sufficient Net Accumulated Value.  The GDB is only available on policies with an Option A Death Benefit or Option B Death Benefit.  The GDB automatically attaches to a policy that qualifies at the time of application.

Protector Term Insurance Rider.  (As of November 3, 2008, we are no longer taking applications to add this rider to any policy.)  This rider provides renewable and convertible term insurance coverage on the base Insured (Rider Insured) up to the Rider Insured's Attained Age 95, subject to the terms of the rider.  The term periods available are 10, 15, 20 and 30 years but only one rider may be attached to the policy.  Until the earlier of the end of the term period or the Rider Insured's 80th birthday, this rider may be converted to other permanent insurance we then offer for conversion (except term insurance).  You may not be permitted to reduce or remove the rider if it would cause the policy to fail the definition of life insurance.  Accordingly, you should consult your tax counsel before removing or reducing the rider.

Other Insured Term Insurance Rider.  This rider provides term insurance coverage on an additional person up to the earlier of the Insured's Attained Age 121 (age 100 under policies applied for before October 6, 2008) or the Rider Insured's Attained Age 121 (age 100 under policies applied for before October 6, 2008), subject to the terms of the rider.  If the Rider Insured is not related to the Insured on the policy and the policy is not a MEC, the charges deducted for this rider may be treated as distributions for tax purposes and accordingly reduce the cost basis of the policy.  For MEC contracts, the charges for the Rider Insureds who are not related to the Insured may be treated as taxable distributions for tax purposes, to the extent there is a gain in the policy.  You should consult a qualified tax adviser for more information.  At any time before or on the Rider Insured's 65th birthday, this rider may be converted to other permanent insurance we then offer for conversion (except term insurance).  You may not be permitted to reduce or remove the rider if it would cause the policy to fail the definition of life insurance.  Accordingly, you should consult your tax counsel before removing or reducing the rider.

Child Insurance Rider.  This rider provides for term insurance on the Insured’s children.  We provide coverage until the earlier of the 22nd birthday of each child (issue ages: 14 days to 18th birthday) or the end of the premium paying period for the rider.  The rider expires at the Insured's Attained Age 65.  Up to 5 units may be purchased.  Each unit provides $5,000 of term coverage on each Insured child.  If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 22.  The rider may be exchanged for a whole life policy on the earlier of each child's 22nd birthday and the Insured's 65th birthday.  We do not require evidence of insurability to exchange the rider.

Policy Loans.  While the policy is in force, and not in the Grace Period, and after the Allocation Date, you may borrow money from us using the policy as the only security for your loan, subject to some limitations.  To secure a loan's repayment, we require that a corresponding amount of Accumulated Value be transferred to the Loan Account.  Loans have priority over the claims of any assignee or any other person.  Any outstanding policy loans and loan interest reduce the amount you may request.  In addition, if you have named an irrevocable beneficiary, you must also obtain his or her written consent before we make a policy loan to you.  You may borrow up to the maximum loan amount, which except for Day 1 Loans, is the Net Accumulated Value in effect as of the end of the Valuation Period in which we grant your request minus the Monthly Deductions to your next Policy Anniversary, or the next following Policy Anniversary if the loan is within 30 days of a Policy Anniversary.  For Day 1 Loans, the maximum loan amount is up to 90% of your premium payment, and this depends on the anticipated Monthly Deductions to which your policy will be subject to keep it in force.  The minimum loan amount is $500.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our Service Center.  We may, however, postpone payment in the circumstances described below in “Postponement of Payment.”

When we make a policy loan to you, we transfer to the Loan Account a portion of the Accumulated Value equal to the loan amount.  We make these transfers pro rata from the Investment Divisions and the Fixed Account, unless you instruct us otherwise in writing.  We credit interest to the Loan Account at 3% annually.

Interest on policy loans accrues daily and is due at the end of each Policy Year.  If you do not pay the interest on a policy loan when due, the unpaid interest becomes part of the policy loan and accrues interest at the same rate.  In addition, on each Policy Anniversary, the value of the Loan Account is set equal to the Debt.  Accordingly, we transfer to the Loan Account an amount of Accumulated Value equal to the amount by which the Debt exceeds the value of the Loan Account.  Similarly, if the value in the Loan Account exceeds Debt, we transfer the excess from the Loan Account to the Investment Divisions and the Fixed Account on a proportional basis.

Day 1 Loans, if available, may only be taken in conjunction with a 1035 transfer (or 1035 exchange) of a policy with an existing loan for this policy.  Loans accrue interest daily at an annual simple interest rate of 4% during your first through fifth Policy Years.  Thereafter, the rate of loan interest will be 3%, except that, under policies applied for on or after October 6, 2008, the Company reserves the right to increase this rate to 3.25%.  In contrast, amounts allocated to the Loan Account as collateral for such loans accrue compounded interest daily at an annual effective interest rate of 3%.

While the policy is in force, you may repay all or part of a policy loan without any penalty.  To repay a loan in full, the loan repayment must equal the Debt.  If you intend a payment to be a loan repayment rather than additional premium, you must clearly identify the payment as such or we treat it as additional premium.  We apply all loan repayments first to the loan principal, and then to the accrued loan interest.  When we receive a loan repayment, we transfer an equal amount from the Loan Account to the Investment Divisions and Fixed Account according to the most recent premium allocation instructions on file, unless you instruct us otherwise.  We reserve the right to require loan repayments to be credited to the Fixed Account to the extent that was the source of the loan being repaid.  We may refuse any loan repayment less than $25.  An overpayment of a loan will be treated as additional premium, unless you specify in writing with your payment that any overpayment should be refunded.

If the total outstanding Debt exceeds the Accumulated Value, we notify you and any assignee in writing.  To keep the policy in force, we require you to pay a premium sufficient to keep the policy in force for at least three more months.  If you do not pay us sufficient premium within the Grace Period, your policy lapses and terminates without value.  As explained below in the section entitled “Reinstatement,” you may subsequently reinstate the policy by either repayment or reimbursement of any Debt that was outstanding at the end of the Grace Period, however the loan cannot be reinstated.  If your policy lapses while a policy loan is outstanding, you may owe taxes or suffer other adverse tax consequences.

A policy loan, whether or not repaid, will have a permanent effect on your Accumulated Value because the investment results of each Investment Division and the interest paid on the Fixed Account will apply only to the amounts remaining in those accounts.  The longer a loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If the Investment Divisions and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Accumulated Value will not increase as rapidly as it would if you had not taken a policy loan.  If the Investment Divisions and/or Fixed Account earn less than that rate, then your Accumulated Value will be greater than it would have been if you had not taken a policy loan.  The combination of an increasing loan balance, deduction for contract charges and fees, and unfavorable investment performance may cause the policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the policy.  Also, if you do not repay a policy loan, your Debt reduces the Death Benefit and Cash Surrender Value otherwise payable.

In addition, you may realize taxable income when you take a policy loan.  If your policy is treated as a modified endowment contract for federal tax purposes, policy loans are treated as partial surrenders for tax purposes, and the amount of the loan equal to any increase in your Accumulated Value may be treated as taxable income to you.  In addition, you may also incur an additional 10% penalty tax.  This penalty tax will not apply to any amounts: (1) paid on or after the date you reach age 59½, (2) paid to your beneficiary after you die or (3) paid if you become totally disabled (as that term is defined in the Code).

You should also be aware that interest on policy loans is generally not deductible.  Before you take a policy loan, you should consult your tax adviser and carefully consider the potential impact of a policy loan on your rights and benefits under the policy.

Surrenders.  While your policy is in force, you may surrender your policy.  Your policy terminates on the day we receive your Written Request in good order.  You must submit your policy or a lost policy affidavit to our Service Center with your written surrender request.

Upon surrender, we will pay you the Cash Surrender Value determined as of the day we receive your Written Request.  Generally, we make this payment within seven days of our receipt of your Written Request.  You may not reinstate the policy once it is surrendered.  We have set forth the tax consequences of surrendering the policy in “Federal Tax Considerations” below.

We may in our discretion make available payment options to which you may apply surrender proceeds in order to receive a stream of periodic payments.  If you choose a payment option, we will offer a supplemental agreement setting forth the terms of the selected option.  For information about the payment options we currently offer, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus.  At any time in our discretion we may change the selection or the terms of the payment options we then offer, or discontinue offering payment options.

Surrendering your policy and applying the proceeds to a payment option may result in your being deemed to receive taxable income.  Accordingly, before following this course of action you should consult a qualified tax adviser.

Partial Surrenders.  While your policy is in force after the first Policy Year, you may withdraw a portion of your Net Accumulated Value by sending a Written Request to our Service Center.

Your Written Request for a partial surrender will be effective on the day we receive it at our Service Center, or, if not a Valuation Day, the next day that is a Valuation Day.  We will pay you the amount requested and we will deduct that amount plus a $25 partial surrender fee from your Accumulated Value.  The minimum partial surrender amount is $500.  We will not permit a partial surrender that would reduce the Net Accumulated Value to an amount less than or equal to that needed to make the next three Monthly Deductions.  If your partial surrender would exceed that limit, we will notify you and give you the option of withdrawing your request or surrendering your policy.  Unless you request otherwise, we take the partial surrender from the Investment Divisions and the Fixed Account in proportion to each one's respective value at the time.  The amount withdrawn from the Fixed Account may not exceed the total amount withdrawn times the ratio of the Fixed Account Value to the value in the Investment Divisions and Fixed Account immediately before the partial surrender.

For policies applied for before October 6, 2008, a partial surrender may reduce your policy's Schedule of Specified Death Benefits, depending on the Death Benefit option in effect, in the same manner and subject to the same limitations as the Specified Death Benefit at the time of the partial surrender, as described below.

For policies with Death Benefit Option A:

If the Minimum Death Benefit is less than or equal to the Specified Death Benefit, we will reduce the Specified Death Benefit by the partial surrender amount.  Otherwise if your Death Benefit equals the Minimum Death Benefit, we will reduce the Specified Death Benefit by the amount by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender.

Example:  The following example illustrates the effect of a partial surrender on a policy having the indicated values, where the Death Benefit equals the Minimum Death Benefit.  The example assumes a Minimum Death Benefit percentage of 250% and a total partial surrender amount of $20,000.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$84,000	$64,000
Specified Death Benefit (A)	$200,000	$190,000
Minimum Death Benefit (B)	$210,000 ($84,000 x 250%)	$160,000 ($64,000 x 250%)
Death Benefit	$210,000 (greater of A and B)	$190,000 (greater of A and B)

As shown above, the Accumulated Value is reduced by $20,000, the total amount of the partial surrender, while the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender.

For policies with Death Benefit Option B:

A partial surrender generally does not affect the Specified Death Benefit.  However, the Death Benefit Proceeds (i.e. the net dollar amount that we actually pay upon the Insured’s death) typically are reduced dollar-for-dollar.  That is because the Death Benefit Proceeds under Death Benefit Option B are typically equal to the Specified Death Benefit, plus the policy’s Accumulated Value, and minus any Debt and due and unpaid charges.  Thus, because a partial surrender will reduce the Accumulated Value, it will also reduce the Death Benefit Proceeds, even though it does not change the Specified Death Benefit.

For policies with Death Benefit Option C:

If the partial surrender amount is less than the total premiums paid minus the total of all prior partial surrenders (including related charges), the Specified Death Benefit will not be reduced.  Otherwise, the Specified Death Benefit is reduced by the amount by which the prior partial surrender amount exceeds the greater of: (1) total premiums paid minus the sum of all prior partial surrender amounts (including related charges), (2) the Minimum Death Benefit less the Specified Death Benefit or (3) zero.

Example for policies with Death Benefit Option C:  The following example illustrates the effect of a partial surrender on an Option C policy having the indicated values, where the Base Death Benefit equals the Minimum Death Benefit.  The example assumes a corridor percentage of 250% and a partial surrender amount of $70,000.

Partial Surrender - $70,000

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$84,000	$14,000
Total Premiums Paid	$65,000	$65,000
Total Partial Surrenders	$5,000	$75,000
Specified Death Benefit	$150,000	$140,000
Minimum Death Benefit	$210,000 ($84,000 x 250%)	$35,000 ($14,000 x 250%)
Base Death Benefit	$210,000	$140,000

As shown above, the Accumulated Value is reduced by $70,000, the total amount of the partial surrender.  The Specified Death Benefit is reduced by $10,000, which is the amount by which the partial surrender ($70,000) exceeded the total premiums paid ($65,000) minus the sum of all prior partial surrenders ($5,000).

Partial surrenders are not permitted if the Death Benefit reduction would reduce the Specified Death Benefit below the minimum Specified Death Benefit ($100,000) or cause the policy to lose its status as life insurance under the Code.  Partial surrenders will also impact your policy's premium requirement with the GDB Rider, if the GDB Rider is in effect.

A partial surrender may give rise to taxable income.  Also, we will notify you if a partial surrender would cause your policy to be treated as a modified endowment contract for tax purposes, so that you can decide whether to pursue the partial surrender or modify or withdraw it to avoid modified endowment contract status.  We recommend that you consult your tax adviser before making a partial surrender.  The tax consequences of making a partial surrender are discussed in “Federal Tax Considerations.”

Status of Policy at Attained Age 121 (Attained Age 100 if you applied for your policy before October 6, 2008).  If the policy is in force, your policy will remain in force subject to the following changes:

(1)
We will transfer all of your Accumulated Value to the Fixed Account, and the Investment Divisions no longer will be available under your policy.  For policies issued in the state of Florida, this transfer will not occur unless requested by the Owner;

(2)	We will stop charging the Monthly Deduction;
(3)	The death benefit option will change to Option A, and no further changes in Death Benefit option will be permitted;
(4)
No additional premiums will be accepted and no changes in Specified Death Benefit will be permitted (other than any Specified Death Benefit decreases that result automatically from partial surrenders);

(5)	Dollar cost averaging and rebalancing, if applicable, terminate;
(6)	Riders will terminate as provided in the Rider form;
(7)	Partial surrenders and policy loans (loan interest will continue to accrue) will continue to be allowed; and
(8)	No increases in the Specified Death Benefit will be allowed.

If you have outstanding Debt, loan repayments may be necessary to maintain a positive Net Accumulated Value since loan interest will continue to accrue.

Termination and Grace Period.  Your policy will terminate and life insurance coverage will end when one of the following events first occurs:

(a)	you surrender your policy;
(b)	the Grace Period ends and your policy lapses; or
(c)	the Insured dies.

Your policy will enter the Grace Period if your Net Accumulated Value on any Monthly Anniversary is insufficient to pay a Monthly Deduction when due or is zero.  We will send you and any assignee notice of the amount necessary to keep your policy in force.  That amount generally is equal to at least the next three Monthly Deductions and the applicable Premium Charges, but may be more to have the Net Accumulated Value positive three months later.  If you do not pay that amount by the end of the Grace Period, your policy will lapse without value and coverage will end, unless the GDB Rider is in effect.

The policy will continue in effect through the Grace Period.  If the Insured dies during the Grace Period, we will pay a Death Benefit in accordance with your instructions.  However, we will reduce the proceeds by any overdue charges.

If the Insured is within two months of age 121 (age 100 if you applied for your policy before October 6, 2008) when the Policy goes into the Grace Period, the Owner will be required to pay an amount at least equal to the unpaid Monthly Deductions to keep the Policy in force to age 121 (age 100 if applicable) plus the applicable Premium Charges.  The cost of insurance charges in the Monthly Deduction calculation will be based on the most recently paid cost of insurance charge as of the day the Grace Period begins.  All allocations are transferred to the Fixed Account.

Reinstatement.  If your policy lapses, you may apply for reinstatement of the policy within five years of the date of lapse by sending a Written Request to our Service Center.  We will require satisfactory evidence of the insurability of the Insured at the same underwriting risk classification as at the time of issuance of the policy.  The reinstatement amount (or charge) must be sufficient to cover all past due Monthly Deductions assessed during the Grace Period, plus the next three Monthly Deductions and the applicable tax charges.  Policy loans will not be restored on reinstatement.

The Accumulated Value on the reinstatement date will equal the Accumulated Value at the time of lapse, minus any Debt, plus any additional Net Premium that is not considered payment of past due charges.  The Accumulated Value will be allocated to the Investment Divisions and Fixed Account according to your most recent allocation instructions.  The Death Benefit of the reinstated policy cannot exceed the Death Benefit at the time of lapse.  The Policy Fee, Administrative Charge and Asset Based Risk Charge will be reinstated at the duration in effect when the policy lapsed.  The Cost of Insurance Charge will be reinstated at the duration in effect on the reinstatement date.

Right to Examine the Policy.  In most states, you may cancel your policy by returning it to us within ten days after you receive it.  The Right to Examine Period may be longer (i) in some states, (ii) if you acquire your policy as a replacement for another insurance policy, or (iii) if you are a senior citizen.  If you return your policy, the policy terminates and we will pay you an amount equal to your total premium paid, less any partial surrender and any policy loans.  In some states, however, we will return the Accumulated Value plus fees and charges.  We will pay the refund within seven days of receiving your request and the policy.  Also in some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the right to examine the policy period, unless we are specifically directed to allocate the premiums to the Investment Divisions.  If the policy’s Cash Surrender Value is higher than the amount otherwise described in this paragraph as being payable upon return of the policy pursuant to the right to examine, we will pay that higher amount instead.  In cases where the amount we pay upon return of the policy is the total premium paid (less any partial surrender and policy loans), we do not pay any Fixed Account interest (or any other return) for the period while the policy was outstanding.  However, where the amount we pay is based on the policy’s value, that value will include any such Fixed Account interest (and reflect any gains or losses under any variable investment option in which the policy’s value was invested).

Postponement of Payment.  We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear.  We ordinarily pay any amount attributable to your Accumulated Value allocated to the Separate Account within seven days, except that we may suspend or postpone any transfers or payments to or from the Investment Divisions if any of the following events occur:

(1)	The New York Stock Exchange is closed (other than customary weekend and holiday closings).
(2)	Trading on the New York Stock Exchange is restricted.
(3)
An emergency exists, as determined by the Securities and Exchange Commission, so that it is not reasonably practicable to dispose of the Separate Account's investments or to determine the value of its assets.

(4)	The Securities and Exchange Commission by order so permits for your protection.

In addition, we may delay payment from the Fixed Account for up to six months.  We will pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

CHARGES AND DEDUCTIONS

We assess charges and deductions under the policies from your premium and against your value in the Investment Divisions and the Accumulated Value generally.  Additional charges and expenses are paid out of the Underlying Mutual Funds' assets, as described in the prospectuses of the Underlying Mutual Funds.

Premium Charges.  Before we allocate a premium to the Accumulated Value, we subtract the Premium Charges, namely the premium tax charge and the federal (DAC) tax charge.  Premium received as the result of a Section 1035 exchange is subject to the Premium Charges.  In the case of a 1035 exchange of a policy with an existing policy loan for this policy; the cash portion of the transfer will be subject to all Premium Charges and the loan amount will be subject to only the premium tax charge and federal tax charge.

State and Local Premium Tax Charge.  Unless prohibited by state law, the premium tax charge is 2.5% of each premium in all years.  It is intended to help us pay state and local premium taxes.  The premium tax charge represents an approximate average of the premium taxes we expect to pay.  Unless prohibited by state law, we do not vary the premium tax charge to reflect difference in individual states' tax rates, or the absence of premium tax in certain states.  Accordingly, this charge may be higher or lower than the premium tax rate in your state.  We may impose the premium tax charge in states that do not have a premium tax.  State premium tax rates currently range from 0 to 4%.  For policies issued in North Carolina, the premium tax charge will equal that state's premium tax rate, currently 1.9%.  We reserve the right to increase or decrease this charge due to any change in tax law or premium taxes we expect to pay.

Federal (DAC) Tax Charge.  The federal (DAC) tax charge is 1.5% of each premium in all years.  It is intended to help us pay the cost of certain federal taxes and other expenses related to the receipt of premiums.

Asset Based Risk Charge.  The Asset Based Risk Charge serves two general purposes.  It compensates us for assuming the mortality risks in connection with the policy, including that the cost of insurance charge might not be sufficient to meet the claims and risks under the Death Benefit.  We also have assumed the risk that on the Monthly Anniversary preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based.  The other general purpose is to compensate us for assuming the risk that our expense assumptions will have covered the actual expenses we incurred in distributing, issuing, and administering the policies.  The foregoing are merely examples of some of the risks for which this charge is intended to compensate us.  This charge will never exceed 1.00% per annum in all years, which is deducted from the Investment Divisions on a daily basis, but will decrease over time.  The current Asset Based Risk Charge is 0.15% per annum through the tenth Policy Year.  There is no Asset Based Risk Charge in subsequent Policy Years.

Monthly Deduction.  As of the Commencement Date and each Monthly Anniversary, we deduct from your Accumulated Value a Monthly Deduction to cover certain charges and expenses in connection with the policy.  If the Monthly Anniversary falls on a day other than a Valuation Day, the Monthly Deduction will be determined using the Accumulation Unit Values determined on the next Valuation Day.  If the Policy Date is prior to the Commencement Date, any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary.

The Monthly Deduction is the sum of the following items:

(1)	the cost of insurance charge for your policy;
(2)	the monthly policy fee;
(3)	the monthly administrative charge; and
(4)	the cost of additional benefits provided by rider, if any.

You may specify the Investment Divisions and the Fixed Account from which you wish us to deduct the Monthly Deduction.  If you do not, we will deduct the Monthly Deduction from the Investment Divisions and Fixed Account in proportion to their value on the Monthly Anniversary.

Cost of Insurance Charge.  The cost of insurance charge is effective as of the Policy Date and deducted as of the Commencement Date and each Monthly Anniversary thereafter by reduction of value of the Fixed Account(s) and canceling Accumulation Units when deducted from an Investment Division.  If the Policy Date is prior to the Commencement Date the charges would occur on the next Monthly Anniversary.  The cost of insurance charge is intended primarily to compensate us for providing life insurance coverage for the Insured.  We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the table of guaranteed maximum monthly cost of insurance rates in your policy.  The cost of insurance charge is calculated based on the Net Amount at Risk.  The Net Amount at Risk for the Death Benefit options is as follows:

Option A – The greater of:  1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Accumulated Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum rate of interest, minus Accumulated Value.

Option B – The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate minus the Accumulated Value.

Option C – The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, plus the greater of the sum of all Premium paid minus all prior total partial surrender amounts or zero, minus the Accumulated Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Accumulated Value.

The guaranteed cost of insurance charges vary based on your policy's Specified Death Benefit, Attained Age, sex, and substandard and flat extra ratings.  Thus, the rates differ from year to year.  The cost of insurance charge covers our anticipated costs for standard and substandard ratings.  The current rate is determined by us, but it will never exceed the guaranteed rates shown in your policy.

The Accumulated Value may vary month to month, based on the performance of the Investment Divisions you have selected, the addition of interests credited to your Fixed Account and Loan Account (if any), the deduction of charges, and any other policy transactions.  Under policies with an Option A or Option C death benefit, increases in Accumulated Value generally decrease the Net Amount at Risk; conversely, decreases in the Accumulated Value increase the Net Amount at Risk.  Since the cost of insurance charge is based on the Net Amount at Risk, your cost of insurance charges probably will be correspondingly different each month.  Under policies with an Option B death benefit, however the Net Amount of Risk does not vary with changes in the Accumulated Value.  Accordingly, under Option B a change in Accumulated Value generally does not affect your monthly cost of insurance charge.  Under any Death Benefit Option, however, if your death benefit equals Minimum Death Benefit, changes in Accumulated Value will affect the Net Amount at Risk, because your death benefit will equal the Accumulated Value times a specified percentage.  In that circumstance, increases in Accumulated Value increase the Net Amount at Risk and, accordingly, your monthly cost of insurance charge.

We determine the cost of insurance charge separately for the initial Specified Death Benefit and each subsequent unscheduled increase.  The cost of insurance charge for an increase reflects circumstances, such as the Insured's age and underwriting risk classification, at the time of the increase.

We charge a lower current cost of insurance rate for policies with a Specified Death Benefit of $1,000,000 or above.  If an increase (or decrease) in the Specified Death Benefit causes a crossover from one band to the next, the monthly cost of insurance charge immediately following the increase will reflect the lower (or higher) cost of insurance rate.

Monthly Policy Fee.  We start deducting this fee as of the Commencement Date.  If the Policy Date is prior to the Commencement Date any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary.  We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date.  Each month we deduct a monthly policy fee.  It is $10 per month for the first ten Policy Years and $8 per month thereafter.  The monthly policy fee compensates Jackson primarily for expenses of policy administration, including those associated with preparing the policies and confirmations, maintenance of Owner records, and the cost of other services necessary to service Owners, as well as those administrative expenses listed above attributable to both the policies and the Separate Account.

Monthly Administrative Charge.  We start deducting this fee as of the Commencement Date unless the Policy Date is prior to the Commencement Date whereby the charges would occur on the next Monthly Anniversary.  We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date.

The administrative charge is based on the Insured's age on the Issue Date and the Specified Death Benefit, up to $2 million of Specified Death Benefit.  During the first 15 Policy Years:

Issue Age	$ Per $1,000
0-49	0.050
50-54	0.055
55-59	0.060
60-64	0.070
65-69	0.085
70-74	0.095
75-79	0.150
80-85	0.200
86	0.220
87	0.240
88	0.260
89	0.280
90	0.300

Thereafter, the administrative charge is $0.01 per $1,000 of the first $2 million of Specified Death Benefit, regardless of the Insured's age on the Issue Date.

If you request an increase in Specified Death Benefit under a policy applied for on or after October 6, 2008, we will also impose a monthly administrative charge for each such increase, according to the table above.

The administrative charge compensates us primarily for our administrative expenses in connection with the issue and maintenance of the policies and initial preparation and maintenance of the Separate Account.  We perform or delegate all such administrative functions, which include preparation of annual reports and statements, maintenance of Investment Division and Separate Account records, and filing fees.  In addition, certain expenses such as administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, and costs associated with accounting, valuation, regulatory and reporting requirements are attributable to both the policies and maintenance of the Separate Account.

Transfer Charge.  You may make 15 transfers free of charge in any Policy Year.  The Allocation Date transfer and transfers under our dollar cost averaging and rebalancing programs are free and are not counted toward the 15 free transfers per year and are not subject to the transfer charge.  We will deduct a charge of $25 per transfer in excess of 15 from the transferred amount before allocating it to the allocation option(s) you have requested.

Illustration Charge.  At your request, we will provide you with one personalized illustration free of charge each Policy Year.  We will charge a fee of $25 (to be paid in cash) for any additional illustration you may request.

Re-Underwriting Charge.  If your policy requires underwriting approval after the Commencement Date, we will deduct a charge of $25.

Rider Charges.  To the extent that your policy includes riders, a charge applicable to each rider you purchased may be deducted from your Accumulated Value each month.  Any such charge is to compensate us for providing the benefits pursuant to the rider in question and is specified in the applicable rider.  The rider charges are summarized in the Fee Table on page 1.  For a description of the available riders see “Optional Insurance Benefits” beginning on page 29.

Additional Policy Charges.  We do not currently assess a charge for federal, state, or other taxes that may be attributable to the operations of the Separate Account, but we reserve the right to do so in the future.

Underlying Mutual Fund Expenses.  You indirectly bear the charges and expenses of the Underlying Mutual Funds whose shares are held by the Investment Divisions to which you allocate your Accumulated Value.  The Separate Account purchases shares of the Underlying Mutual Funds at net asset value.  Each Underlying Mutual Fund's net asset value reflects management fees and other operating expenses already deducted from the Underlying Mutual Fund's assets.  For a summary of historical expenses of the Underlying Mutual Funds, see the table called “Underlying Mutual Fund Expenses” above.  For more information concerning the management fees and other charges against the Underlying Mutual Funds, see the prospectuses and the statements of additional information for the Underlying Mutual Funds, which are available upon request.

We may receive compensation from the investment advisers or administrators of the Underlying Mutual Funds.  Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ from one Underlying Mutual Fund to another.

Advisory Service Fees.  In certain situations, as agreed to between you and a registered investment adviser, you may initiate partial surrenders from this policy to compensate the adviser for advisory services related to this policy.  For such partial surrenders, we will allow partial surrenders in the first Policy Year, waive the minimum partial surrender amount, and waive the partial surrender fee.

Partial surrenders may reduce the policy's Specified Death Benefit and may have tax consequences.  For more information, see “Partial Surrenders” on page 33 and “Federal Tax Considerations” beginning on page 41.  We also recommend that you consult your tax adviser before making a partial surrender.  Advisory service fees will go to individual registered investment advisers who are not affiliated with the Separate Account or the Company.  These fees are not the investment advisory fees paid by the Underlying Mutual Funds.

Special Provisions for Group or Sponsored Arrangements.  Where permitted by state insurance laws, policies may be purchased under group or sponsored arrangements.  We may reduce or waive the charges and deductions described above for policies issued under these arrangements.  We will reduce these charges and deductions in accordance with our rules in effect when we approve the application.  To qualify for a reduction, a group or sponsored arrangement must satisfy our criteria as to, for example, the size of the group, the expected number of participants, and anticipated premium from the group.  Generally, the sales contacts and effort, administrative costs, and mortality cost per policy vary based on such factors as the size of the group or sponsored arrangements, the purposes for which policies are purchased, and certain characteristics of the group's members.  The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements.  From time to time, we may modify on a uniform basis both the amounts of reductions and the criteria for qualification.  Reductions in these charges will not be unfairly discriminatory.

Purpose and Amount of Charges.  The names by which we refer to the various charges we deduct pursuant to the terms of your policy, as well as our above explanation of those charges, may indicate the charges’ primary purposes.  But we do not explain every purpose for which each charge is imposed and we expect to earn a profit from some of these charges (including, for example, the cost of insurance charge and the Asset Based Risk Charge). We have the right to use any profits from any charge for any proper corporate purpose, including retaining such profits as part of our corporate surplus.

GENERAL POLICY PROVISIONS

Statements to Owners.  Each year following your Policy Anniversary, we will send you a report showing information concerning your policy transactions in the past year and the current status of your policy.  The report will include information such as the Accumulated Value as of the end of the current and the prior year, the current Death Benefit, Cash Surrender Value, Debt, partial surrenders, Earnings, premium paid, and deductions made since the last annual report.  We will also include any information required by state law or regulation.

We will mail you confirmations or other appropriate notices of policy transactions.  In addition, we will send you the financial statements of the Underlying Mutual Funds and other reports as specified in the 1940 Act.  Please give us 30 days written notice of any address change.  Please read your statements and confirmations carefully, verify their accuracy, and contact us within 30 days with any question you may have.

We are working to provide documentation electronically.  When this program is available, we will, as permitted, forward documentation electronically.  Please contact us at our Service Center for more information.

Limit on Right to Contest.  We may not contest the insurance coverage under the policy after the policy has been in force during the lifetime of the Insured(s) for two years from the Issue Date, except for nonpayment of any required premium.  A reinstated or modified policy may be contested only with respect to material misrepresentations made in the application for such reinstatement or request for policy modifications.  In the case of an increase in coverage under the policy, only the amount of the increase may be contested with respect to material misrepresentations made in the related application for two years from the approval date.

In issuing a policy, we will rely on your application.  Your statements in that application, in the absence of fraud, are considered representations and not warranties.  We will not use any statement made in connection with the application to void the policy or to deny a claim unless that statement is contained in the written application.

Suicide.  If an Insured commits suicide while sane or insane within two years of the Issue Date, we will return to you an amount equal to the premiums paid less total partial surrenders and any Debt.  Any increase in coverage will also have a two-year suicide period relating specifically to the increase in coverage.  If an Insured commits suicide while sane or insane within two years of the approval date of any increase in coverage, we will return to you an amount equal to the portion of the Monthly Deduction associated with such increase.  The applicable suicide exclusion period may be longer or shorter in certain states.

Misstatement as to Age and Sex.  If the age or sex of an Insured is incorrectly stated in the application and the error is discovered before a claim is made, the benefits under the policy will be those that the premium paid would have purchased at the correct age and sex.  If the claim is in process when the error is discovered, the death benefit will be adjusted to be that which the most recent cost of insurance deduction would have purchased for the correct age and sex.

Beneficiary.  You name the beneficiary(ies) in the application.  You may change the beneficiary by submitting a written request to the Service Center, unless an irrevocable beneficiary was previously named.  We will provide a form to be signed and filed with us.  Your request for a change in beneficiary will take effect when we record the change.  Until we record the change in beneficiary, we are entitled to rely on your most recent instructions in our files.  Accordingly, we are not liable for making a payment to the person shown in our files or taking any other related action before that time.

If you name more than one primary beneficiary, we will divide the Death Benefit equally among your beneficiaries unless you instruct otherwise.  The interest of any beneficiary who dies before the Insured(s) ends at his or her death.  If no primary beneficiary survives the Insured(s), we will divide the Death Benefit equally among any surviving named contingent beneficiary(ies), unless you instruct otherwise.  If no beneficiary is living, we will pay the Death Benefit to the Owner or the Owner's estate.

Assignment.  You may assign your policy while it is in force.  You must notify us of an assignment in writing.  Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment.  We are not responsible for the validity of an assignment.  Your rights and the rights of the beneficiary may be affected by an assignment.  An assignment may result in taxable income and a 10% penalty tax.  You should consult your tax adviser before assigning your policy.

Creditors' Claims.  To the extent permitted by law, no benefits payable under this policy will be subject to the claims of your creditors or the creditors of your beneficiary.

Dividends.  We will not pay any dividend under the policy, nor do the policies share in the surplus or revenue of Jackson.

Notice and Elections.  To be effective, all notices and elections under the policy must be in writing, signed by you, and received by us at our Service Center.  Certain exceptions may apply.  Unless otherwise provided in the policy, all notices, requests and elections will be effective when received at our Service Center complete with all necessary information.

Modification.  We reserve the right to modify the policy without written notice or your consent in the circumstances described in this prospectus or as necessary to conform to applicable law or regulation or any ruling issued by a governmental agency.  The provisions of the policy will be construed so as to comply with the requirements of Section 7702 of the Code that defines life insurance.  We also reserve the right to change our administrative procedures consistent with the policy.

Conversion.  (This conversion privilege applies only to policies applied for before October 6, 2008.)  After the 20th Policy Anniversary, you may convert the policy to reduced paid-up insurance, so long as your Net Accumulated Value is at least $3,000, and if you do not want to pay any additional premium.  With reduced paid-up insurance, the policy's Death Benefit becomes your Net Accumulated Value divided by the net single premium.  The net single premium is calculating using the minimum interest rate of the Fixed Account and the guaranteed COI charge, which varies by sex and age of the Insured.  Reduced paid-up insurance has an accumulated value based on the minimum interest rate of the Fixed Account and the COI charges under the Commissioner's 1980 Standard Ordinary Age Nearest Birthday Mortality Table, male or female.  Partial surrenders will reduce the accumulated value and Death Benefit.  No loans will be allowed under this option.

FEDERAL TAX CONSIDERATIONS

The following discussion is based upon our understanding of current federal income tax law applicable to life insurance policies in general and is not intended as tax advice.  You should consult competent tax counsel for more complete information.

There is the risk that the tax advantages associated with the policy may be reduced or eliminated by changes in the federal tax laws.  We cannot predict the probability that any changes in those laws will be made.  Also, we do not guarantee the tax status of the policy.  You bear the complete risk that the policy may not be treated as a “life insurance contract” under federal income tax laws.  We also have not considered any applicable state or other federal tax laws.  You should seek tax advice concerning the effect on your personal tax liability of the transactions permitted under the policy, as well as any other questions you may have concerning the tax status of the policy, the applicability of state or other tax laws or the possibility of changes in the tax law.

The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others.  The tax rules applicable to such plans are complex and the tax consequences of such plans will vary depending on the particular facts and circumstances of each individual arrangement.  Therefore, if the use of the policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Taxation of Jackson and the Separate Account.  Jackson is taxed as a life insurance company under Part I of Subchapter L of the Code.  The operations of the Separate Account are taxed as part of the operations of Jackson.  Investment income and realized capital gains are not taxed to the extent that they are applied under the policy.  Accordingly, we do not anticipate that Jackson will incur any federal income tax liability attributable to the operation of the Separate Account (as opposed to the federal tax related to the receipt of premiums under the policy).  Therefore, we are not making any charge or provision for federal income taxes attributable to the operation of the Separate Account.  However, if the tax treatment of the Separate Account is changed, we may charge the Separate Account for its share of the resulting federal income tax.

In several states we may incur state and local taxes (in additional to premium taxes) on the operations of the Separate Account.  At present, these taxes are not significant and we currently are not making any charge or provision for them against the Separate Account.  If these taxes should be increased, we may make a charge or provision for them against the Investment Divisions.  If we do so, the value of Accumulation Units and, therefore, the investment results of the Investment Divisions will be reduced.

Jackson Taxation.  We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below.  While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.  (We do impose a so-called “Federal Deferred Acquisition Cost (“DAC”) Tax Charge” under variable life insurance policies, but the “Federal DAC Tax Charge” merely compensates us for the required deferral of acquisition costs and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the separate accounts, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii), while we impose a so-called “Federal DAC Tax Charge” under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the policies.

Tax Status of the Policy.  The policy is structured to satisfy the definition of a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Accumulated Value to the insurance amount at risk.  As a result, the Death Benefit ordinarily will be fully excluded from the gross income of the beneficiary.

Depending upon the circumstances, a surrender, partial surrender, change in the Death Benefit option, change in the Specified Death Benefit, lapse with a policy loan outstanding, or an assignment of the policy may have tax consequences.  In particular, under specified conditions, a distribution under the policy during the first 15 years from date of issue that reduces future benefits under the policy will be taxed to you as ordinary income to the extent of any investment earnings in the policy.

In the absence of final regulations or other pertinent interpretations of the Code, some uncertainty exists as to how a substandard risk policy can meet the statutory definition of life insurance.  If a policy were deemed not to be life insurance for tax purposes, it would not provide most of the tax advantages usually provided by life insurance.  We reserve the right to amend the policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service (“IRS”).

Diversification Requirements.  Section 817(h) of the Code requires the investments held under the policy to be “adequately diversified” in accordance with Treasury regulations in order for the policy to be treated as a life insurance contract for federal income tax purposes.  We intend that each Investment Division and each Underlying Mutual Fund in which an Investment Division invests will comply with the diversification requirements prescribed by Section 1.817-5 of the Treasury regulations, which prescribe how assets may be invested.  If the investments held under the policy were not “adequately diversified,” you would lose the tax deferral advantages of the policy and would be subject to current federal income taxes on all Earnings allocable to the policy.

Owner Control.  In certain circumstances, the owner of a variable life insurance policy may be considered, for federal income tax purposes, the owner of the assets of the variable account used to support the policy.  In those circumstances, income and gains from the variable account assets would be includible in the Owner's gross income.  In a Revenue Ruling issued in 2003, the IRS considered certain variable annuity and variable life insurance policies and held that the types of actual and potential control that the policy owners could exercise over the investment assets held by the insurance company under these variable policies was not sufficient to cause the policy owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets.  Under the policy, like the policies described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the policy owner and Jackson regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The policy will differ from the policies described in the Revenue Ruling in two respects.  The first difference is that the policy in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional eight options whereas our policy offers 79 Investment Divisions and at least one Fixed Account.  The second difference is that the owner of a policy in the Revenue Ruling could only make one transfer per 30-day period without a fee, whereas a policy owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.  Jackson does not believe that the differences between the policy and the policies described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the policy without an additional charge should prevent the holding in the Revenue Ruling from applying to the owner of a policy.  At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance.  We reserve the right to modify the policy to the extent required to maintain favorable tax treatment.

The remainder of this discussion assumes that the policy will be treated as a life insurance contract for federal income tax purposes and that Jackson will be considered the owner, for federal income tax purposes, of the Separate Account assets.

Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the Death Benefit payable under your policy is excludable from gross income under the Code.  Certain transfers of the policy, however, may result in a portion of the Death Benefit being taxable.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the payment options, payments will include both amounts attributable to the Death Benefit, which will be excludable from the beneficiary's gross income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the beneficiary's gross income.

Tax Deferral During Accumulation Period.  Under existing provisions of the Code, any increase in your Accumulated Value is generally not taxable to you unless you receive or are deemed to receive amounts from the policy before the Insured dies.  See the following section entitled “Distributions” for a discussion of the taxability of such payments.

Distributions.  If you make a full withdrawal under your policy, the amount withdrawn will be includable in your income to the extent the amount received exceeds the “investment in the contract.”  The “investment in the contract” generally is the total premium and other consideration paid for the policy, less the aggregate amount previously received under the policy to the extent such amounts received were excludable from gross income.

Whether partial surrenders (or other amounts deemed to be withdrawn) from the policy constitute income depends, in part, upon whether the policy is considered a “modified endowment contract” (“MEC”) for federal income tax purposes.  Amounts deemed to be withdrawn for this purpose include charges deducted for the Other Insured Term Insurance Rider (on rider Insureds who are not related to the base Insured).

Policies Which Are MECs

Characterization of a Policy as a MEC.

Section 7702A of the Code treats any life insurance contract that fails to satisfy a “seven-pay” test as a modified endowment contract.  A policy will fail to satisfy the seven-pay test if the cumulative premiums paid under the policy at any time during the first seven policy years, or within seven years after a material change in the policy, exceed the sum of the net level premiums that would have been paid had the policy provided for paid-up future benefits after the payment of seven level premiums.

We will monitor your premium payments and other policy transactions and notify you if a payment or other transaction might cause your policy to become a MEC.  We will not invest any premium or portion of a premium that would cause your policy to become a MEC.  If we receive such a premium, we will notify you and if you elect to have your policy become a MEC contract, we will apply the premium on the business day we receive your election.  Otherwise we will return the premium to you.

Further, if a transaction occurs which decreases the Death Benefit of your policy during the first seven years, we will retest your policy, as of the date of its purchase, based on the lower Death Benefit to determine compliance with the seven-pay test.  Also, if a decrease in the Death Benefit occurs within seven years of a “material change,” we will retest your policy for compliance as of the date of the “material change.”  Failure to comply in either case would result in the policy's classification as a MEC.

The rules relating to whether a policy will be treated as a MEC are complex.  Therefore, you should consult with a qualified tax adviser to determine whether a particular transaction will cause your policy to be treated as a MEC.

Tax Treatment of Partial Surrenders, Loans, Assignments and Pledges under MECs.  If your policy is a MEC, partial surrenders from your policy and other amounts deemed to be withdrawn will be treated first as withdrawals of income and then as a recovery of premium.  Thus, you may realize taxable income upon a withdrawal if the Accumulated Value exceeds the “investment in the contract.”  You may also realize taxable income when you take a policy loan, because any loan (including unpaid loan interest) under the policy will be treated as a withdrawal for tax purposes.  Charges for some riders may be treated as withdrawals under these provisions.  In addition, if you assign or pledge any portion of the value of your policy (or agree to assign or pledge any portion), the assigned or pledged portion of your Accumulated Value will be treated as a withdrawal for tax purposes.  Before assigning, pledging, or requesting a loan under a policy that is a MEC, you should consult a qualified tax adviser.

Penalty Tax.  Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includable in income, unless the withdrawals are made:  (1) after you reach age 59½, (2) because you have become disabled (as defined in the Code), or (3) as substantially equal periodic payments over your life or life expectancy or the joint lives or life expectancies of you and your beneficiary, as defined in the Code.  These exceptions will not apply, however, if the Owner of the policy is a corporation, partnership, trust or other entity.

Aggregation of Policies.  All life insurance policies that are MECs and that are purchased by the same person from us or any of our affiliates within the same calendar year will be aggregated and treated as one life insurance policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includable in taxable income and subject to the 10% penalty tax.

Policies Which Are Not MECs

Tax Treatment of Withdrawals Generally.  If your policy is not a MEC, the amount of any partial withdrawal or deemed withdrawal from the policy will be treated first as a non-taxable recovery of premium and then as gross income from the policy.  Thus, only the portion of a withdrawal that exceeds the “investment in the contract” immediately before the withdrawal will be includable in gross income.

Certain Distributions Required by the Tax Law in the First 15 Policy Years.  As indicated above, the Code limits the amount of premium that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit.  Where cash distributions are required under the Code in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the Code, during this period), some or all of such amounts may be includable in taxable income.

Tax Treatment of Loans.  If your Policy is not a MEC, a loan received under the policy generally will be treated as indebtedness for tax purposes, rather than a withdrawal of Accumulated Value.  As a result, you will not realize taxable income on any part of the loan as long as the policy remains in force.  If you make a full surrender under your policy or if it lapses, any outstanding loan balance will be treated as an amount received by you as part of the Surrender Value.  Accordingly, you may be subject to taxation on the loan amount at that time.  Generally, you may not deduct interest paid on loans under the policy.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender) and policy loans are not subject to the 10% additional penalty tax.
Treatment Beyond Attained Age 121 (or Attained Age 100 for policies applied for before October 6, 2008).  As described above, if the Cash Surrender Value is greater than zero at the Insured's Attained Age 121 (or Attained Age 100 for policies applied for before October 6, 2008), no additional premiums will be accepted and no additional monthly charges will be incurred.  Neither the Code nor any regulations or other guidance under the Code prescribe how a policy can qualify as a life insurance contract for federal tax purposes after an Insured attains age 121 (or Attained Age 100 for policies applied for before October 6, 2008), and there is a risk that you could be viewed as constructively receiving the Cash Surrender Value (including any Indebtedness) in the year in which the Insured attains age 121 (or Attained Age 100 for policies applied for before October 6, 2008).  In that event, you would realize taxable income at that time in an amount equal to the Accumulated Value less the “investment in the contract”, even if the Accumulated Value is not distributed at that time.  You should consult a qualified tax professional as an Insured approaches Attained Age 121 (or Attained Age 100 for policies applied for before October 6, 2008).

Actions to Ensure Compliance with the Tax Law.  We believe that the maximum amount of premium we intend to permit for the Policies will comply with the Code definition of life insurance.  We will monitor the amount of your premium, and, if your total premiums during a Policy Year exceed those permitted by the Code, we will refund the excess premium within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includable in taxable income) as required by law on the amount refunded.  In addition, the operation of certain provisions in the policy may increase the Death Benefit (which may result in larger charges under a Policy) or require other action deemed necessary to ensure the compliance of the policy with the federal tax definition of life insurance.

Federal Income Tax Withholding.  We will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a policy, unless the Owner notifies us in writing at or before the time of the withdrawal that he or she chooses not to have withholding.  As Owner, you will be responsible for the payment of any taxes and early distribution penalty taxes that may be due on the amounts received or deemed received under the policy, whether or not you choose withholding.  You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Tax Advice.  This summary is not a complete discussion of the tax treatment of the policy.  You should seek tax advice from an attorney who specializes in tax issues.

DESCRIPTION OF JACKSON AND THE SEPARATE ACCOUNT

Jackson National Life Insurance Company.  Jackson is a stock life insurance company organized under the laws of the state of Michigan in June 1961.  Its legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951.  Jackson is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York.  Jackson is ultimately a wholly owned subsidiary of Prudential plc in London, England.

The Separate Account.  The Separate Account was established in 1997 as a segregated asset account of Jackson.  The Separate Account meets the definition of a “separate account” under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act.  The Securities and Exchange Commission does not supervise the management of the Separate Account or Jackson.

We own the assets of the Separate Account, but we hold them separate from our other assets.  To the extent that these assets are attributable to the policies offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct.  Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses.  Our obligations arising under the policies are general corporate obligations of Jackson.

The Separate Account is divided into Investment Divisions.  The assets of each Investment Division are invested in the shares of one of the Underlying Mutual Funds.  We do not guarantee the investment performance of the Separate Account, its Investment Divisions, or the Underlying Mutual Funds.  Values allocated to the Separate Account will rise and fall with the values of shares of the Underlying Mutual Funds and are also reduced by policy charges.  In the future, we may use the Separate Account to fund other variable life insurance policies.  We will account separately for each type of variable life insurance policy funded by the Separate Account.

Safekeeping of the Separate Account's Assets.  We hold the assets of the Separate Account.  We keep those assets physically segregated and held separate and apart from our general account assets.  We maintain records of all purchases and redemptions of shares of the Underlying Mutual Funds.

State Regulation of Jackson.  We are subject to the laws of Michigan and regulated by the Michigan Department of Insurance.  We file quarterly and annual statements with the Department of Insurance covering our operations and financial condition for the quarter and year-end.  We are examined periodically by the Department of Insurance to verify our liabilities and policy reserves.  Our books and records are subject to review by the Department of Insurance at all times.  We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

DISTRIBUTION OF POLICIES

Jackson National Life Distributors LLC (“JNLD”), located at 7601 Technology Way, Denver, Colorado 80237, serves as the distributor of the policies.  JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company.

No commissions are paid to registered representatives who sell the policies.  We may use any of our corporate assets to cover the cost of distribution, including any profit from the policy's Asset Based Risk Charge and other charges.

Under certain circumstances, JNLD out of its own resources may pay bonuses, overrides, and marketing allowances.  These payments and/or reimbursements to broker-dealers are in recognition of their marketing and distribution and/or administrative services support.  They may not be offered to all broker-dealers, and the terms of any particular agreement may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided assets under management, and the volume and size of the sales of our insurance products.  They may provide us greater access to the registered representatives of the broker-dealers receiving such compensation or may otherwise influence the broker-dealer and/or registered representative to present the Contracts more favorably than other investment alternatives.  Such compensation is subject to applicable state insurance law and regulation and the NASD rules of conduct.  While such compensation may be significant, it will not cause any additional direct charge by us to you.

The two primary forms of such compensation paid by JNLD are overrides and marketing support payments.  Overrides are payments that are designed as consideration for product placement, assets under management and sales volume.  Overrides are generally based on a fixed percentage of product sales.  Marketing support payments may be in the form of cash and/or non-cash compensation and allow us to, among other things, participate in sales conferences and educational seminars.  Examples of such payments include, but are not limited to, reimbursements for representative training or “due diligence” meetings (including travel and lodging expenses), client prospecting seminars, and business development and educational enhancement items.  Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience.  Subject to NASD rules of conduct, we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts, promotional items and occasional meals and entertainment.

Below is an alphabetical listing of the 20 broker-dealers that received the largest amounts of marketing and distribution and/or administrative support in 2009 from the Distributor in relation to the sale of our variable insurance products:

Centaurus Financial, Inc.
Commonwealth Financial Network
First Allied Securities, Inc.
Invest Financial Corp.
Investment Centers of America, Inc.
Lincoln Financial
LPL Financial Corporation
MML Investors Services Inc.
Morgan Keegan & Company
National Planning Corporation
NEXT Financial Group, Inc.
Prime Capital Services Inc.
Raymond James
Securities America, Inc.
Signator Investors, Inc.
SII Investments, Inc.
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
Wells Fargo Advisors LLC
Woodbury Financial Services, Inc.

Please see Appendix B for a complete list of broker-dealers that received amounts of marketing and distribution and/or administrative support in 2009 from the Distributor in relation to the sale of our insurance products.  While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed.

Besides Jackson National Life Distributors LLC, we are affiliated with the following broker-dealers:

•	National Planning Corporation,
•	SII Investments, Inc.,
•	IFC Holdings, Inc. d/b/a Invest Financial Corporation,
•	Investment Centers of America, Inc., and
•	Curian Clearing LLC

The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser's participation.  National Planning Corporation participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and other unaffiliated entities and receives selling and other compensation from them in connection with those activities, as described in the prospectus or Statement of Additional Information for those funds.  The fees range between 0.30% and 0.45% depending on these factors.  In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the “Other Contracts”) issued by Jackson National Life Insurance Company and its subsidiary Jackson National Life Insurance Company of New York.  Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation.  Unaffiliated broker-dealers are also compensated at the standard rates of compensation.  The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson or our affiliates, may be greater or less than the total compensation on similar or other products.  The amount and/or structure of the compensation can possibly create a potential conflict of interest as it may influence your registered representative, broker-dealer or selling institution to present this policy over other investment alternatives.  The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.  You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the policy.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account.  Jackson is a defendant in a number of civil proceedings substantially similar to other litigation brought against many life insurers alleging misconduct in the sale or administration of insurance products.  These matters are sometimes referred to as market conduct litigation.  The market conduct litigation currently pending against Jackson asserts various theories of liability and purports to be filed on behalf of individuals or differing classes of persons in the United States who purchased either life insurance or annuity products from Jackson during periods ranging from 1981 to present.  Jackson has retained national and local counsel experienced in the handling of such litigation.  To date, such litigation has either been resolved by Jackson on a non-material basis or is being vigorously defended.  Jackson accrues for legal contingencies once the contingency is deemed to be probable and estimable.  Please see the Jackson National Life Insurance Company and Subsidiaries Consolidated Financial Statements for the year ending December 31, 2009, for information concerning such amounts that have been accrued.  At this time, it is not feasible to make a meaningful estimate of the amount or range of any additional losses that could result from an unfavorable outcome in such actions.

FINANCIAL STATEMENTS

You can find the financial statements for the Separate Account and for Jackson in the Statement of Additional Information.  The financial statements of Jackson that are included should be considered only as bearing upon Jackson's ability to meet its contractual obligations under the policies.  Jackson's financial statements do not bear on the future investment experience of the assets held in the Separate Account.

PRIVACY POLICY

Collection of Nonpublic Personal Information.  We collect nonpublic personal information (financial and health) about you from some or all of the following sources:

•	Information we receive from you on applications or other forms;
•	Information about your transactions with us;
•	Information we receive from a consumer reporting agency;
•	Information we obtain from others in the process of verifying information you provide us; and
•	Individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.

Disclosure of Current and Former Customer Nonpublic Personal Information.  We will not disclose our current and former customers' nonpublic personal information to affiliated or nonaffiliated third parties, except as permitted by law.  To the extent permitted by law, we may disclose to either affiliated or nonaffiliated third parties all of the nonpublic personal financial information that we collect about our customers, as described above.

In general, any disclosures to affiliated or nonaffiliated parties will be for the purpose of them providing services for us so that we may more efficiently administer your policy and process the transactions and services you request.  We do not sell information to either affiliated or non-affiliated parties.

We also share customer name and address information with unaffiliated mailers to assist in the mailing of company newsletters and other Owner communications.  Our agreements with these third parties require them to use this information responsibly and restrict their ability to share this information with other parties.

We do not internally or externally share nonpublic personal health information other than, as permitted by law, to process transactions or to provide services that you have requested.  These transactions or services include, but are not limited to, underwriting life insurance policies, obtaining reinsurance of life policies and processing claims for waiver of premium, accelerated death benefits, terminal illness benefits or death benefits.

You should know that your representative is independent of Jackson.  He or she is responsible for the use and security of information you provide him or her.  Please contact your representative if you have questions about his or her privacy policy.

Security to Protect the Confidentiality of Nonpublic Personal Information.  We have security practices and procedures in place to prevent unauthorized access to your nonpublic personal information.  Our practices of safeguarding your information help protect against the criminal use of the information.  Our employees are bound by a Code of Conduct requiring that all information be kept in strict confidence, and they are subject to disciplinary action for violation of the Code.

We restrict access to nonpublic personal information about you to our employees, agents and contractors.  We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your nonpublic personal information.

GLOSSARY OF TERMS

We have capitalized certain terms used in this prospectus.  To help you understand these terms, we have defined them in this section.

1940 Act - Investment Company Act of 1940, as amended.

Accumulated Value - The sum of your values in the Separate Account, the Fixed Account, and the Loan Account.  In policies applied for before October 6, 2008, Accumulated Value was referred to as Policy Value.

Accumulation Unit - An accounting unit of measurement that we use to calculate the value in an Investment Division.

Allocation Date - The date we allocate premium from the Fixed Account to the Investment Divisions elected on the application (or the most recent allocation instructions provided by the Owner).  The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.

Attained Age - The Insured's age on the birthday nearest to the Policy Date plus the number of full years since the Policy Date.

Cash Surrender Value - The Accumulated Value minus any Debt.

Code - Internal Revenue Code of 1986, as amended.

Commencement Date - The date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement.

Day 1 Loans - A loan that exists at the Issue Date of a policy as a result of a 1035 transfer of a policy with an existing loan.

Death Benefit - The greater of (a) the Minimum Death Benefit or (b) the death benefit amount determined by the Death Benefit option and the Specified Death Benefit you have chosen.

Death Benefit Proceeds - The amount we will pay to the beneficiary(ies) under the policy upon the death of the Insured.  This amount is equal to the Death Benefit less any outstanding Debt or due and unpaid charges plus any rider benefits.

Debt - The sum of all unpaid policy loans and accrued interest.

Earnings - Your Accumulated Value reduced by total premiums paid.

Fixed Account - An allocation option under the policy that earns an annually declared rate of interest of not less than 3%.  Assets allocated to the Fixed Account are part of our general account.

Grace Period - A 61-day period during which we will keep your policy in force even though the Accumulated Value is insufficient to keep your policy in force.  We will notify you and give you an opportunity to pay additional premium or policy loan repayments to keep your policy in force after the Grace Period.

Guideline Premium - The maximum amount of premium you can contribute to your policy under the Guideline Premium and Cash Value Corridor Test, as defined in the Code.

Insured - The person whose life is insured under the policy.

Investment Division - Separate and distinct divisions of the Separate Account, each of which invests in a single Underlying Mutual Fund.  The value in the Investment Divisions will go up or down depending on the performance of the underlying mutual funds and the charges deducted from the Investment Divisions.

Issue Date - The date Jackson issued your policy and from which we measure contestability periods.  It may be later than the Policy Date.

Loan Account - An account established as part of our general account for amounts transferred from the Investment Divisions and/or the Fixed Account as security for your policy loans.

Minimum Death Benefit - Your Accumulated Value multiplied by the death benefit percentage applicable to the Attained Age as shown in the policy, or if greater, the minimum amount necessary for the policy to stay qualified as life insurance for federal tax purposes.

Monthly Anniversary - The same day in each month as the Policy Date unless your Policy Date is on the 29th, 30th or 31st and there is no such date in the month, then your Monthly Anniversary is the last day of the month.

Monthly Deduction - The amount deducted from your Accumulated Value on each Monthly Anniversary, consisting of the cost of insurance charge, the monthly policy fee, the monthly administrative charge, and the cost of any optional benefit.  If a monthly anniversary is not a business day, we will determine your Monthly Deduction as of the next following business day , and the deduction will have an effective date equal to the Monthly Anniversary date.

Net Accumulated Value - The Accumulated Value minus Debt.  In policies applied for before October 6, 2008, Net Accumulated Value was referred to as Net Policy Value.

Net Amount at Risk - The net amount at risk is the amount on which cost of insurance charges are based.

Net Premium - The premium less the Premium Charges.

Owner - The person(s) having the privileges of ownership defined in the policy.  The Owner(s) may or may not be the same person(s) as the Insured(s).  If your policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

Policy Anniversary - An annual anniversary of the Policy Date.

Policy Date - The effective date of insurance coverage under your policy.  It is used to determine Policy Anniversaries, Policy Years, and Monthly Anniversaries.

Policy Year - Each twelve-month period beginning on the Policy Date or any Policy Anniversary.

Premium Charges - The premium tax charge and the federal (DAC) tax charge.

Qualifying Monthly Premium Amount - The amount specified as such in your policy, if your policy includes the GDB Rider.  The Qualifying Monthly Premium Amount is used in determining whether your policy meets the premium requirement of the GDB Rider.

Right to Examine Period - The minimum period of time during which you can cancel your policy, generally ten days from the date your received your policy.

Schedule of Specified Death Benefits - The scheduled Specified Death Benefits, chosen by the Owner at issue or modified at a later date, for each Policy Year through the Insured's age 100.  The schedule may be level for the life of the policy or change on Policy Anniversaries.

Separate Account - Jackson National Life Separate Account IV, the segregated asset account of Jackson that funds the policies.

Service Center - Jackson Life Service Center, P.O. Box 30502, Lansing, Michigan 48909-8002, 1-800-766-4683 or IMG Service Center, P.O. Box 30386, Lansing, Michigan 48909-7886, 1-800-777-7779.  You can send express mail to the Jackson Life Service Center at 1 Corporate Way, Lansing, Michigan 48951 or the IMG Service Center at 1 Corporate Way, Lansing, Michigan 48951.

Specified Death Benefit - The initial amount of insurance under your base policy, adjusted for any changes in accordance with the terms of your policy.

Underlying Mutual Fund – A separate investment series of one of the following registered management investment companies: JNL Series Trust or JNL Variable Fund LLC.  The assets of each Investment Division of the Separate Account will be invested in one of the Underlying Mutual Funds.  Policies applied for before October 6, 2008, refer to these series as “Portfolios,” rather than as Underlying Mutual Funds.

Valuation Day - Each Business Day, as used in the policy, so long as the New York Stock Exchange is open for business.

Valuation Period - The period of time over which we determine the change in the value of the Investment Divisions.  Each Valuation Period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each Valuation Day and ends at the close of the New York Stock Exchange on the next Valuation Day.

Written Request - A request in writing received by us at our Service Center that meets our requirements for completeness.  A complete Written Request is said to be in good order.

APPENDIX A

Effects of Partial Surrenders on the Death Benefit under Death Benefit Option A

The following examples illustrate how the Death Benefit is decreased as the result of a partial surrender under different circumstances.  All examples assume a total partial surrender amount of $20,000 and a Minimum Death Benefit percentage of 250%.  See “Partial Surrenders” on page 33 for more information.

Example 1.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is not in the corridor.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$40,000	$20,000
Specified Death Benefit (A)	$200,000	$180,000

Minimum Death Benefit (B)	$100,000 ($40,000 x 250%)	$50,000 ($20,000 x 250%)
Death Benefit	$200,000 (greater of A and B)	$180,000 (greater of A and B)

As shown above, the Specified Death Benefit is reduced by $20,000, the total partial surrender amount.

Example 2.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is in corridor, and total partial surrender amount is greater than the difference between the Minimum Death Benefit and Specified Death Benefit.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$84,000	$64,000
Specified Death Benefit (A)	$200,000	$190,000

Minimum Death Benefit (B)	$210,000 ($84,000 x 250%)	$160,000 ($64,000 x 250%)
Death Benefit	$210,000 (greater of A and B)	$190,000 (greater of A and B)

As shown above, the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount ($20,000) exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender.

Example 3.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is in the corridor, and total partial surrender amount is less than the difference between the Minimum Death Benefit and Specified Death Benefit.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$90,000	$70,000
Specified Death Benefit (A)	$200,000	$200,000

Minimum Death Benefit (B)	$225,000 ($90,000 x 250%)	$175,000 ($70,000 x 250%)
Death Benefit	$225,000 (greater of A and B)	$200,000 (greater of A and B)

As shown above, the Specified Death Benefit is unchanged.

APPENDIX B

BROKER-DEALER SUPPORT

Below is a complete list of broker-dealers that received marketing and distribution and/or administrative support in 2009 from the Distributor in relation to the sale of our variable insurance products.

1st Discount Brokerage Inc.	Center Street Securities	FSP Investments LLC	Investors Capital Corp.
1st Global Capital Corporation	CFD Investments, Inc.	Fulcrum Securities Inc.	Investors Security Co Inc.
Advisory Group Equity Services	Commonwealth Financial Network	G. F. Investment Services, LLC	J.J.B. Hilliard, W.L. Lyons, LLC
American Capital Partners LLC	Compak Securities Inc.	G.A. Repple & Company	J.W. Cole Financial, Inc.
American Independent Securities Group	Comprehensive Asset Mgmt and Servicing, Inc.	G.W. Sherwold Associates, Inc.	Janney Montgomery Scott, LLC
American Portfolios Financial Services, Inc.	Crowell, Weedon & Company	Geneos Wealth Management, Inc.	JP Turner & Company, LLC
Ameriprise Financial Services Inc.	Crown Capital Securities L.P.	Genworth Financial Securities	JRL Capital Corporation
Ameritas Investment Corp.	CUE Financial Group, Inc.	Girard Securities, Inc.	K. W. Chambers & Co.
Apple Tree Investments	CUSO Financial Services	Great American Advisors, Inc.	Kalos Capital, Inc.
Askar Corp	Cutter and Company	GWN Securities, Inc.	KCD Financial
Assist Investment Management Company, Inc.	D H Hill Securities LLP	H. Beck, Inc.	Key Investment Services LLC
Associated Securities Corp.	D.A. Davidson & Co.	H.D. Vest Investment Securities	KMS Financial
Ausdal Financial Partners Inc.	David A. Noyes & Company	Hantz Financial Services, Inc.	Koehler Financial, LLC
AXA Advisors LLC	Eagle One Investments, LLC	Harbor Financial Services	Kovack Securities, Inc.
BancWest Investment Services Inc.	EDI Financial, Inc.	Harbour Investment, Inc.	L.M. Kohn & Company
BB&T Investment Services Inc.	Ensemble Financial Services	Harger & Company	Labrunerie Financial, Inc.
BCG Securities	Equity Services, Inc.	Harold Dance Investments	Landoak Securities
Beneficial Investment Services	Essex National Securities	Harvest Capital	Lasalle St Securities LLC
Benjamin F. Edwards & Co. Inc.	Feltl & Company	Hazard & Siegel, Inc.	Legend Equities Corp.
Bentley-Lawrence Securities	Ferris Baker Watts, Inc.	HBW Securities	Leigh Baldwin & Company, LLC
Berthel Fisher & Company Financial Services	Fifth Third Securities	Heartland	Lincoln Financial
BOSC, Inc.	Financial Advisers of America	Heritage Financial Systems Inc	Lincoln Investment Planning
Brecek & Young Advisors, Inc.	Financial Network Investment	Hornor Townsend & Kent, Inc.	Lombard Securities
Broker Dealer Financial	Financial Planning Consultants	Huntleigh Securities Corp.	Lowell & Company Inc.
Brokers International Financial Services, LLC	Financial Security Management	IBN Financial Services	LPL Financial Corporation
Brookstone Securities	Financial West Investment Group	IMS Securities	Madison Avenue Securities, Inc.
Butler Freeman Tally Financial Group, LLC	Fintegra	Independent Financial Group	Main Street Securities
Cadaret, Grant & Company	First Allied Securities, Inc.	Infinex Investments	Medallion Investment Services Inc.
Cambridge Investment Research	First Brokerage America	ING Financial	Merrimac Corporate Securities Inc.
Cape Securities Inc.	First Citizens Investor Services	Institutional Securities Corp.	Metlife Securities
Capital Analysts, Inc.	First Financial Equity	InterCarolina Financial Services	Michigan Securities Inc.
Capital Financial Services	First Heartland Capital, Inc.	Intervest International	Mid Atlantic Securities Inc.
Capital Guardian LLC	First Independent Financial	Invest Financial Corp.	Midwest Financial and
Capital Investment Brokerage, Inc.	FMN Capital Corporation	Investacorp, Inc.	Investment Services, Inc.
Capital Investment Group, Inc.	Foresters Equity Services Inc.	Investment Centers of America, Inc.	MML Investors Services Inc.
Capitol Securities Management	Fortune Financial Services	Investment Network	Money Concepts Capital Corp.
Capwest Securities, Inc.	Founders Financial Securities	Investment Planners Inc.	Moors & Cabot Inc.
CCF Investments	FPA Fund Distributors, Inc.	Investment Professionals, Inc.	Morgan Keegan & Company
Centaurus Financial, Inc.	FSC Securities Corporation	Investment Securities, Inc.	Morris Group, Inc.

Multi-Financial Securities Corp.	Quest Securities	Southwest Securities Financial Services, Inc.	Valmark Securities, Inc.
Mutual of Omaha Investor Services, Inc.	Questar Capital Corp.	Spectrum Capital	Vanderbilt Securities LLC
Mutual Service Corp.	Raymond James	Stephens Inc.	Veritrust Financial LLC
National Planning Corporation	RBC Capital Markets Corp.	Sterne Agee Financial Services	Vorpahl Wing Securities Inc.
National Securities Corp.	Regal Securities Inc.	Stifel Nicolaus & Company	VSR Financial Services, Inc.
New England Securities	Resource Horizons Group	Summit Brokerage Services, Inc.	Wall Street Financial Inc.
Newbridge Securities Corporation	Ridgeway & Conger Inc.	Summit Equities Inc.	Walnut Street Securities
Newport Coast Securities, Inc.	RNR Securities LLC	Sunset Financial Services, Inc.	Waterford Investor Services
NEXT Financial Group, Inc.	Robert W Baird & Company, Inc.	SWBC Investment Services, LLC	Waterstone Financial Group
NFP Securities, Inc.	Rogan & Associates, Inc.	Synergy Investment Group	Wedbush Morgan Securities
Northridge Securities Corp.	Royal Alliance Associates, Inc.	The Huntington Investment Company	Wells Fargo Advisors LLC
NRP Financial, Inc.	S M H Capital Inc.	The Investment Center, Inc.	Western Equity Group
NYLife Securities LLC	Sagepoint Financial, Inc.	The Leaders Group, Inc.	WFG Investments, Inc.
OneAmerica Securities	Sammons Securities Company, LLC	The O.N. Equity Sales Company	Wilbanks Securities
Oppenheimer & Company	SCF Securities	The Strategic Financial Alliance, Inc.	Woodbury Financial Services, Inc.
Pacific West	Schlitt Investor Services, Inc.	Thrasher & Company	Woodstock Financial Group
Packerland Brokerage Services	Scott & Stringfellow, Inc.	Thrivent Investment Management	Workman Securities Corp.
Park Avenue Securities	Securian Financial Services	Tower Square Securities, Inc.	World Choice Securities Inc.
Paulson Investment Company	Securities America, Inc.	Transamerica Financial Advisors, Inc.	World Equity Group, Inc.
Peoples Securities	Securities Service Network	Triad Advisors, Inc.	World Financial Group
Planmember Securities	Sentinel Securities	Trustmont Financial Group	WRP Investments, Inc.
Prime Capital Services Inc.	SICOR Securities, Inc.	UBS Financial Services, Inc.	Wunderlich Securities
Primevest Financial Services, Inc.	Sigma Financial Corp.	UnionBanc Investment Services LLC
Princor Financial Services Corporation	Signator Investors, Inc.	United Brokerage Services, Inc.
Pro Equities, Inc.	SII Investments, Inc.	United Equity Securities
Professional Asset Management	Silver Oak Securities	United Planners' Financial
Prospera Financial Services, Inc.	Sorrento Pacific Financial, LLC	Services of America
Purshe Kaplan Sterling	South Valley Wealth Management	USA Financial Securities Corp.
QA3 Financial Corporation	Southeast Investments	UVEST Financial Services Group, Inc.

APPENDIX C

TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

“JNL®,” “Jackson National®” and “Jackson®” are trademarks or service marks of Jackson National Life Insurance Company.

“Dow Jones®”, “Dow Jones Industrial AverageSM”, “DJIASM” “Dow Jones Select Dividend IndexSM,” “The DowSM” and “the Dow 10SM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to CME Group Index Holdings LLC (“CME”) and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company®.  Dow Jones, CME and their respective affiliates have no relationship to the JNL Variable Fund LLC and Mellon Capital Management Corporation, other than the licensing of the Dow Jones Industrial Average (DJIA) and their respective service marks for use in connection with the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

Dow Jones, CME and their respective affiliates do not:
●
Sponsor, endorse, sell or promote the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

●
Recommend that any person invest in the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, or the JNL/Mellon Capital Management Technology Sector Fund.

●
Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

●
Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

●
Consider the needs of the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund or the owners of the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund in determining, composing or calculating the DJIA or have any obligation to do so.

Dow Jones, CME and their respective affiliates will not have any liability in connection with the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, or the JNL/Mellon Capital Management Technology Sector Fund. Specifically,

●	Dow Jones, CME and their respective affiliates do not make any warranty, express or implied, and Dow Jones, CME and their respective affiliates disclaim any warranty about:
●
The results to be obtained by the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund, the owners of the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund or any other person in connection with the use of the DJIA and the data included in the DJIA;

	●	The accuracy or completeness of the DJIA and its data;
	●	The merchantability and the fitness for a particular purpose or use of the DJIA and its data;
●	Dow Jones, CME and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the DJIA or its data;
●
Under no circumstances will Dow Jones, CME and/or their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur.

The licensing agreement relating to the use of the indexes and trademarks referred to above by Jackson National Life Insurance Company® and Dow Jones is solely for the benefit of the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund and not for any other third parties.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s).  The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®.  The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 index® or any data included therein.  The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, Owners of the product(s) or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein.  The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein.  Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Management Nasdaq®25 Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, or the JNL/Mellon Capital Management VIP Fund.  The JNL/Mellon Capital Management Nasdaq® 25 Fund, the JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT NASDAQ® 25 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND AND THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND.

“NYSE®” is a registered mark of, and “NYSE International 100 IndexSM” is a service mark of, the New York Stock Exchange, Inc. (“NYSE”) and have been licensed for use for certain purposes by Jackson National Asset Management, LLC.  The JNL/Mellon Capital Management NYSE® International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management NYSE® International 25 Fund.

“NYSE International 100 IndexSM” is a service mark of NYSE Group, Inc.  NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the “NYSE International 100 IndexSM” (the “Index”) and its service marks for use in connection with the JNL/Mellon Capital Management NYSE® International 25 Fund.

NYSE Group, Inc. does not:

• Sponsor, endorse, sell or promote the JNL/Mellon Capital Management NYSE® International 25 Fund.
• Recommend that any person invest in the JNL/Mellon Capital Management NYSE® International 25 Fund or any other securities.
• Have any responsibility or liability for or make any decisions about the timing, amount or pricing of JNL/Mellon Capital Management NYSE® International 25 Fund.
• Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management NYSE® International 25 Fund.
• Consider the needs of the JNL/Mellon Capital Management NYSE® International 25 Fund or the owners of the JNL/Mellon Capital Management NYSE® International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

NYSE Group, Inc. and its affiliates will not have any liability in connection with the JNL/Mellon Capital Management NYSE® International 25 Fund.  Specifically,

• NYSE Group, Inc. and its affiliates make no warranty, express or implied, and NYSE Group, Inc. and its affiliates disclaim any warranty about:
• The results to be obtained by the JNL/Mellon Capital Management NYSE® International 25 Fund, the owner of the JNL/Mellon Capital Management NYSE® International 25 Fund or any other person in connection with the use of the Index and the data included in the NYSE International 100 IndexSM;
• The accuracy or completeness of the Index and its data;
• The merchantability and the fitness for a particular purpose or use of the Index and its data;
• NYSE Group, Inc. will have no liability for any errors, omissions or interruptions in the Index or its data;
• Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between Jackson National Asset Management, LLC and NYSE Group, Inc. is solely for their benefit and not for the benefit of the owners of the JNL/Mellon Capital Management NYSE® International 25 Fund or any other third parties.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell is a trademark of Russell Investment Group.
JNL/Mellon Capital Management Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”).  Russell is not responsible for and has not reviewed JNL/Mellon Capital Management Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “S&P 500 Index®,” “S&P MidCap 400 Index®,” and the “S&P SmallCap 600 Index®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by Jackson.  The JNL/Mellon Capital Management S&P 500 Index Fund, the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, the JNL/Mellon Capital Management S&P® SMid 60 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management S&P® 24 Fund and any other investment fund or other vehicle that is offered by third parties and that seeks to provide an investment return based on the returns of any Standard & Poor’s Index are not sponsored, endorsed, sold or promoted by S&P and its affiliates. S&P in not an investment adviser and S&P and its affiliates make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in these Funds.  Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P.  S&P typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund.  Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

“Value Line®,” “The Value Line Investment Survey,” and “Value Line TimelinessTM Ranking System” are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson.  The JNL/Mellon Capital Management Value Line® 30 Fund, the JNL/Mellon Capital Management VIP Fund, and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. (“Value Line”).  Value Line makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management Value Line® 30 Fund, the JNL/Mellon Capital Management VIP Fund, and the JNL/Mellon Capital Management JNL Optimized 5 Fund.  Jackson is not affiliated with any Value Line Company.

THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND, OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

WHERE YOU CAN FIND MORE INFORMATION

You can call us at (800) 766-4683 to ask us questions, request information about the policies and the Separate Account, and obtain copies of the Statement of Information, personalized illustrations or other documents.  You also can write to us at the address given on the first page of this prospectus.

We have filed a Statement of Additional Information with the Securities and Exchange Commission.  The Statement of Additional Information that relates to this prospectus is dated May 1, 2010.  The Statement of Additional Information contains additional information about the Policy and is incorporated by reference in this prospectus.  You can obtain a free copy of the Statement of Additional Information upon request, by writing or calling us at the address or number given above.

We file reports and other information with the Securities and Exchange Commission.  You may read and copy any document we file with the SEC, including the Statement of Additional Information, at the SEC's public reference room in Washington, DC.  Please call the SEC at (202) 942-8090 for information on the operation of the public reference room.

Our SEC reports and other information about us are also available to the public at the SEC's website at http://www.sec.gov.  Copies of this information may be obtained upon payment of a duplicating fee by writing the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549.

Investment Company Act File No. 811-09933